UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENTCOMPANIES

                  Investment Company Act file number 811-03395
                                                     ---------

                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/10
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



APRIL 30, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                               TAX - FREE INCOME

                                    FRANKLIN
                          FEDERAL TAX-FREE INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton
                            pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

Shareholder Letter ........................................................    1
ANNUAL REPORT
Franklin Federal Tax-Free Income Fund .....................................    4
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   14
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   54
Notes to Financial Statements .............................................   57
Report of Independent Registered Public Accounting Firm ...................   65
Tax Designation ...........................................................   66
Board Members and Officers ................................................   67
Shareholder Information ...................................................   72

SHAREHOLDER LETTER

Dear Shareholder:

U.S. economic activity expanded for most of the fiscal year ended April 30, 2010. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the financial crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February 2010, Chairman Bernanke once again stated that short-term rates were likely to remain exceptionally low for an extended period until the Fed feels a broader economic recovery has taken hold.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, has remained tame. Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

The municipal bond market experienced a healthy rebound in the 12-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +8.85% and securities with maturities 22 years and longer, which make up a substantial portion of our portfolio, returned +15.47%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is still warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges as the economy grows unevenly out of the recession. Another area of concern is the large, projected federal budget deficit and its potential long-term effect on interest rates and economic growth.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

Franklin Federal Tax-Free Income Fund's annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's(R) and Fitch. The BC Municipal Bond
     Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

                       Not part of the annual report | 3

Annual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
4/30/10

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               26.7%
AA                                25.2%
A                                 25.7%
BBB                               11.3%
Below Investment Grade             0.9%
Not Rated by S&P                  10.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.3%      0.7%
AA or Aa                   3.4%      0.1%
A                          3.0%      0.5%
BBB or Baa                 1.6%      0.4%
Below Investment Grade     0.1%      0.1%
                           ---       ---
Total                      8.4%      1.8%

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report for the fiscal year ended April 30, 2010.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                               4 | Annual Report

DIVIDEND DISTRIBUTIONS(2)

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
May 2009         4.50 cents   3.99 cents   4.03 cents     4.58 cents
June 2009        4.45 cents   3.91 cents   3.94 cents     4.54 cents
July 2009        4.45 cents   3.91 cents   3.94 cents     4.54 cents
August 2009      4.45 cents   3.91 cents   3.94 cents     4.54 cents
September 2009   4.45 cents   3.91 cents   3.93 cents     4.55 cents
October 2009     4.45 cents   3.91 cents   3.93 cents     4.55 cents
November 2009    4.45 cents   3.91 cents   3.93 cents     4.55 cents
December 2009    4.35 cents   3.77 cents   3.80 cents     4.44 cents
January 2010     4.35 cents   3.77 cents   3.80 cents     4.44 cents
February 2010    4.35 cents   3.77 cents   3.80 cents     4.44 cents
March 2010       4.25 cents   3.68 cents   3.70 cents     4.34 cents
April 2010       4.25 cents   3.68 cents   3.70 cents     4.34 cents

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.21 on April 30, 2009, to $11.89 on April 30, 2010. The Fund's Class A shares paid dividends totaling 52.75 cents per share for the reporting period.(2) The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.11% based on an annualization of April's 4.25 cent per share dividend and the maximum offering price of $12.42 on April 30, 2010. An investor in the 2010 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.32% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

MUNICIPAL BOND MARKET OVERVIEW

During the 12 months ended April 30, 2010, the municipal bond market delivered solid returns to investors, as the Barclay's Capital (BC) Municipal Bond

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                               Annual Report | 5

Index posted a total return of +8.85%.(3) The municipal bond market rebounded after suffering one of its worst performance years in 2008. In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a +1.71% total return as measured by the BC U.S. Treasury Index.(4)

Despite municipal bonds' relative strength, many tax-free bonds retained their pre-tax yield advantage over Treasuries. As of April 30, 2010, the 4.96% yield of the BC Municipal Bond Index: Long Component exceeded the 4.29% yield of the BC U.S. Treasury Index: Long Component.(5) Investors continued to purchase municipal bond mutual fund shares even though budgetary pressures at state and local levels and concerns regarding some issuers' abilities to repay debt were well publicized. Many municipal bonds were re-rated during the period due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales. Moody's Investors Service and Fitch recalibrated ratings for many state and local government issuers to bring them in line with corporate and sovereign ratings. In some cases, these changes resulted in as much as a three-notch rating increase. These positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's historical underlying credit strength.(6) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 19.16%, compared with the BC Aaa Municipal Bond Index's +5.45% total return.(7)

The American Recovery and Reinvestment Act of February 2009 allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This subsidy enabled municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. In March 2010, the House of Representatives modified and approved certain provisions

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's and Fitch.

(4.) Source: (C) 2010 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(5.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index. The BC U.S. Treasury Index: Long Component is the long component of the BC U.S. Treasury Index and covers public obligations of the U.S. Treasury with a remaining maturity of 10 years or more.

(6.) Source: Moody's Investors Service, "Special Comment: U.S. Municipal Bond
     Defaults and Recoveries, 1970-2009," February 2010.

(7.) Source: (C) 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.


                               6 | Annual Report
of the Act. If these modifications become law, municipalities would continue to receive a subsidy for their taxable borrowing at 33% starting in 2011 and 30% in 2013. New-issue supply decreased to $103.5 billion in first quarter 2010 from $120.8 billion in fourth quarter 2009.8 Of the $103.5 billion in issuance, $33.7 billion, or 32.5%, were taxable municipals.(8) This decrease in tax-free supply, at a time when many observers believed taxes are likely to rise in the future, supported the municipal bond market's strong performance. We continued to believe these new, subsidized, taxable municipal bonds, known as Build America Bonds, may suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolio fully invested in longer term bonds. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, we reinvested the proceeds in securities

(8.) Source: Thomson Reuters.

PORTFOLIO BREAKDOWN
4/30/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       16.8%
General Obligation                              15.0%
Prerefunded                                     12.7%
Transportation                                  12.7%
Hospital & Health Care                          12.5%
Subject to Government Appropriations            10.6%
Tax-Supported                                    6.4%
Higher Education                                 5.7%
Other Revenue                                    5.0%
Corporate-Backed                                 1.5%
Housing                                          1.1%

*    Does not include short-term investments and other net assets.


                               Annual Report | 7
with current coupons and better call protection. We found value in credit-driven securities (rated between A and BBB) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               8 | Annual Report

Performance Summary as of 4/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTIX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.68    $11.89    $11.21
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.5275

CLASS B (SYMBOL: FFTBX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.67    $11.88    $11.21
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.4612

CLASS C (SYMBOL: FRFTX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.67    $11.88    $11.21
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.4644

ADVISOR CLASS (SYMBOL: FAFTX)              CHANGE   4/30/10   4/30/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.67    $11.89    $11.22
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.5385


                                Annual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +11.00%  +22.09%  +68.26%
Average Annual Total Return(2)                        +6.26%   +3.18%   +4.88%
Avg. Ann. Total Return (3/31/10)(3)                   +7.35%   +3.20%   +4.71%
   Distribution Rate(4)                      4.11%
   Taxable Equivalent Distribution Rate(5)   6.32%
   30-Day Standardized Yield(6)              3.54%
   Taxable Equivalent Yield(5)               5.45%
   Total Annual Operating Expenses(7)        0.61%

CLASS B                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +10.28%  +18.72%  +60.80%
Average Annual Total Return(2)                        +6.28%   +3.15%   +4.86%
Avg. Ann. Total Return (3/31/10)(3)                   +7.49%   +3.20%   +4.70%
   Distribution Rate(4)                      3.72%
   Taxable Equivalent Distribution Rate(5)   5.72%
   30-Day Standardized Yield(6)              3.15%
   Taxable Equivalent Yield(5)               4.85%
   Total Annual Operating Expenses(7)        1.17%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +10.31%  +18.68%  +59.03%
Average Annual Total Return(2)                        +9.31%   +3.48%   +4.75%
Avg. Ann. Total Return (3/31/10)(3)                  +10.52%   +3.55%   +4.58%
   Distribution Rate(4)                      3.74%
   Taxable Equivalent Distribution Rate(5)   5.75%
   30-Day Standardized Yield(6)              3.14%
   Taxable Equivalent Yield(5)               4.83%
   Total Annual Operating Expenses(7)        1.17%

ADVISOR CLASS(8)                                     1-YEAR   5-YEAR   10-YEAR
----------------                                     ------   ------   -------
Cumulative Total Return(1)                           +11.01%  +22.53%  +69.44%
Average Annual Total Return(2)                       +11.01%   +4.15%   +5.41%
Avg. Ann. Total Return (3/31/10)(3)                  +12.22%   +4.22%   +5.25%
   Distribution Rate(4)                      4.38%
   Taxable Equivalent Distribution Rate(5)   6.74%
   30-Day Standardized Yield(6)              3.79%
   Taxable Equivalent Yield(5)               5.83%
   Total Annual Operating Expenses(7)        0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FEDERAL TAX-   BARCLAYS CAPITAL
                 FREE INCOME FUND -      MUNICIPAL BOND
   DATE                CLASS A                INDEX          CPI
   ----         ---------------------   ----------------   -------
  5/1/2000              $ 9,575              $10,000       $10,000
 5/31/2000              $ 9,528              $ 9,948       $10,012
 6/30/2000              $ 9,744              $10,211       $10,064
 7/31/2000              $ 9,867              $10,354       $10,088
 8/31/2000              $10,007              $10,513       $10,088
 9/30/2000              $ 9,977              $10,458       $10,140
10/31/2000              $10,067              $10,573       $10,158
11/30/2000              $10,132              $10,653       $10,163
12/31/2000              $10,327              $10,916       $10,158
 1/31/2001              $10,401              $11,024       $10,222
 2/28/2001              $10,449              $11,059       $10,263
 3/31/2001              $10,530              $11,158       $10,286
 4/30/2001              $10,443              $11,037       $10,327
 5/31/2001              $10,543              $11,156       $10,374
 6/30/2001              $10,617              $11,230       $10,391
 7/31/2001              $10,781              $11,397       $10,362
 8/31/2001              $10,945              $11,585       $10,362
 9/30/2001              $10,866              $11,546       $10,409
10/31/2001              $10,968              $11,683       $10,374
11/30/2001              $10,906              $11,585       $10,356
12/31/2001              $10,806              $11,475       $10,315
 1/31/2002              $10,945              $11,674       $10,339
 2/28/2002              $11,048              $11,815       $10,379
 3/31/2002              $10,881              $11,584       $10,438
 4/30/2002              $11,040              $11,810       $10,496
 5/31/2002              $11,116              $11,882       $10,496
 6/30/2002              $11,211              $12,007       $10,502
 7/31/2002              $11,306              $12,162       $10,514
 8/31/2002              $11,401              $12,308       $10,549
 9/30/2002              $11,593              $12,578       $10,566
10/31/2002              $11,382              $12,369       $10,584
11/30/2002              $11,371              $12,318       $10,584
12/31/2002              $11,582              $12,578       $10,560
 1/31/2003              $11,562              $12,546       $10,607
 2/28/2003              $11,706              $12,721       $10,689
 3/31/2003              $11,695              $12,729       $10,753
 4/30/2003              $11,782              $12,813       $10,730
 5/31/2003              $12,076              $13,113       $10,712
 6/30/2003              $12,053              $13,057       $10,724
 7/31/2003              $11,612              $12,600       $10,736
 8/31/2003              $11,709              $12,694       $10,776
 9/30/2003              $12,016              $13,067       $10,811
10/31/2003              $12,002              $13,002       $10,800
11/30/2003              $12,150              $13,137       $10,771
12/31/2003              $12,259              $13,246       $10,759
 1/31/2004              $12,367              $13,322       $10,811
 2/29/2004              $12,537              $13,522       $10,870
 3/31/2004              $12,544              $13,475       $10,940
 4/30/2004              $12,262              $13,156       $10,975
 5/31/2004              $12,207              $13,109       $11,039
 6/30/2004              $12,245              $13,156       $11,074
 7/31/2004              $12,399              $13,329       $11,057
 8/31/2004              $12,605              $13,596       $11,062
 9/30/2004              $12,685              $13,669       $11,086
10/31/2004              $12,809              $13,786       $11,144
11/30/2004              $12,753              $13,673       $11,150
12/31/2004              $12,920              $13,839       $11,109
 1/31/2005              $13,076              $13,969       $11,133
 2/28/2005              $13,062              $13,922       $11,197
 3/31/2005              $13,016              $13,835       $11,284
 4/30/2005              $13,196              $14,053       $11,360
 5/31/2005              $13,302              $14,152       $11,349
 6/30/2005              $13,385              $14,240       $11,354
 7/31/2005              $13,360              $14,176       $11,407
 8/31/2005              $13,455              $14,319       $11,465
 9/30/2005              $13,352              $14,222       $11,605
10/31/2005              $13,282              $14,136       $11,629
11/30/2005              $13,353              $14,204       $11,535
12/31/2005              $13,469              $14,326       $11,489
 1/31/2006              $13,497              $14,365       $11,576
 2/28/2006              $13,603              $14,461       $11,600
 3/31/2006              $13,528              $14,361       $11,664
 4/30/2006              $13,532              $14,356       $11,763
 5/31/2006              $13,582              $14,420       $11,821
 6/30/2006              $13,541              $14,366       $11,845
 7/31/2006              $13,705              $14,537       $11,880
 8/31/2006              $13,884              $14,753       $11,903
 9/30/2006              $13,971              $14,855       $11,845
10/31/2006              $14,070              $14,948       $11,781
11/30/2006              $14,193              $15,073       $11,763
12/31/2006              $14,154              $15,020       $11,781
 1/31/2007              $14,137              $14,981       $11,816
 2/28/2007              $14,296              $15,179       $11,880
 3/31/2007              $14,256              $15,141       $11,988
 4/30/2007              $14,299              $15,186       $12,066
 5/31/2007              $14,246              $15,119       $12,139
 6/30/2007              $14,192              $15,041       $12,163
 7/31/2007              $14,282              $15,157       $12,160
 8/31/2007              $14,204              $15,092       $12,138
 9/30/2007              $14,402              $15,315       $12,171
10/31/2007              $14,467              $15,383       $12,197
11/30/2007              $14,521              $15,482       $12,270
12/31/2007              $14,538              $15,525       $12,261
 1/31/2008              $14,628              $15,720       $12,322
 2/29/2008              $13,971              $15,001       $12,358
 3/31/2008              $14,368              $15,429       $12,465
 4/30/2008              $14,594              $15,610       $12,541
 5/31/2008              $14,696              $15,704       $12,646
 6/30/2008              $14,514              $15,527       $12,774
 7/31/2008              $14,519              $15,586       $12,841
 8/31/2008              $14,636              $15,769       $12,790
 9/30/2008              $13,799              $15,029       $12,772
10/31/2008              $13,565              $14,876       $12,643
11/30/2008              $13,431              $14,923       $12,401
12/31/2008              $13,513              $15,140       $12,273
 1/31/2009              $13,928              $15,695       $12,326
 2/28/2009              $14,152              $15,777       $12,387
 3/31/2009              $14,197              $15,780       $12,417
 4/30/2009              $14,514              $16,095       $12,448
 5/31/2009              $14,768              $16,266       $12,484
 6/30/2009              $14,696              $16,113       $12,592
 7/31/2009              $14,872              $16,383       $12,572
 8/31/2009              $15,220              $16,663       $12,600
 9/30/2009              $15,886              $17,261       $12,608
10/31/2009              $15,573              $16,898       $12,620
11/30/2009              $15,619              $17,038       $12,629
12/31/2009              $15,717              $17,096       $12,606
 1/31/2010              $15,776              $17,185       $12,650
 2/28/2010              $15,901              $17,351       $12,653
 3/31/2010              $15,918              $17,310       $12,705
 4/30/2010              $16,107              $17,520       $12,727

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +6.26%
5-Year    +3.18%
10-Year   +4.88%

CLASS B (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FEDERAL TAX-   BARCLAYS CAPITAL
                 FREE INCOME FUND -      MUNICIPAL BOND
    DATE               CLASS B                INDEX          CPI
    -----       ---------------------   ----------------   -------
  5/1/2000              $10,000              $10,000       $10,000
 5/31/2000              $ 9,946              $ 9,948       $10,012
 6/30/2000              $10,158              $10,211       $10,064
 7/31/2000              $10,281              $10,354       $10,088
 8/31/2000              $10,423              $10,513       $10,088
 9/30/2000              $10,386              $10,458       $10,140
10/31/2000              $10,476              $10,573       $10,158
11/30/2000              $10,538              $10,653       $10,163
12/31/2000              $10,737              $10,916       $10,158
 1/31/2001              $10,809              $11,024       $10,222
 2/28/2001              $10,853              $11,059       $10,263
 3/31/2001              $10,933              $11,158       $10,286
 4/30/2001              $10,847              $11,037       $10,327
 5/31/2001              $10,936              $11,156       $10,374
 6/30/2001              $11,017              $11,230       $10,391
 7/31/2001              $11,173              $11,397       $10,362
 8/31/2001              $11,339              $11,585       $10,362
 9/30/2001              $11,251              $11,546       $10,409
10/31/2001              $11,351              $11,683       $10,374
11/30/2001              $11,291              $11,585       $10,356
12/31/2001              $11,173              $11,475       $10,315
 1/31/2002              $11,311              $11,674       $10,339
 2/28/2002              $11,412              $11,815       $10,379
 3/31/2002              $11,235              $11,584       $10,438
 4/30/2002              $11,404              $11,810       $10,496
 5/31/2002              $11,467              $11,882       $10,496
 6/30/2002              $11,559              $12,007       $10,502
 7/31/2002              $11,652              $12,162       $10,514
 8/31/2002              $11,746              $12,308       $10,549
 9/30/2002              $11,937              $12,578       $10,566
10/31/2002              $11,715              $12,369       $10,584
11/30/2002              $11,698              $12,318       $10,584
12/31/2002              $11,910              $12,578       $10,560
 1/31/2003              $11,883              $12,546       $10,607
 2/28/2003              $12,026              $12,721       $10,689
 3/31/2003              $12,009              $12,729       $10,753
 4/30/2003              $12,103              $12,813       $10,730
 5/31/2003              $12,389              $13,113       $10,712
 6/30/2003              $12,360              $13,057       $10,724
 7/31/2003              $11,912              $12,600       $10,736
 8/31/2003              $11,995              $12,694       $10,776
 9/30/2003              $12,304              $13,067       $10,811
10/31/2003              $12,285              $13,002       $10,800
11/30/2003              $12,431              $13,137       $10,771
12/31/2003              $12,535              $13,246       $10,759
 1/31/2004              $12,641              $13,322       $10,811
 2/29/2004              $12,808              $13,522       $10,870
 3/31/2004              $12,809              $13,475       $10,940
 4/30/2004              $12,516              $13,156       $10,975
 5/31/2004              $12,454              $13,109       $11,039
 6/30/2004              $12,487              $13,156       $11,074
 7/31/2004              $12,637              $13,329       $11,057
 8/31/2004              $12,841              $13,596       $11,062
 9/30/2004              $12,916              $13,669       $11,086
10/31/2004              $13,035              $13,786       $11,144
11/30/2004              $12,970              $13,673       $11,150
12/31/2004              $13,145              $13,839       $11,109
 1/31/2005              $13,288              $13,969       $11,133
 2/28/2005              $13,279              $13,922       $11,197
 3/31/2005              $13,215              $13,835       $11,284
 4/30/2005              $13,392              $14,053       $11,360
 5/31/2005              $13,493              $14,152       $11,349
 6/30/2005              $13,572              $14,240       $11,354
 7/31/2005              $13,541              $14,176       $11,407
 8/31/2005              $13,633              $14,319       $11,465
 9/30/2005              $13,521              $14,222       $11,605
10/31/2005              $13,443              $14,136       $11,629
11/30/2005              $13,509              $14,204       $11,535
12/31/2005              $13,620              $14,326       $11,489
 1/31/2006              $13,642              $14,365       $11,576
 2/28/2006              $13,742              $14,461       $11,600
 3/31/2006              $13,661              $14,361       $11,664
 4/30/2006              $13,658              $14,356       $11,763
 5/31/2006              $13,702              $14,420       $11,821
 6/30/2006              $13,654              $14,366       $11,845
 7/31/2006              $13,814              $14,537       $11,880
 8/31/2006              $13,988              $14,753       $11,903
 9/30/2006              $14,069              $14,855       $11,845
10/31/2006              $14,163              $14,948       $11,781
11/30/2006              $14,280              $15,073       $11,763
12/31/2006              $14,233              $15,020       $11,781
 1/31/2007              $14,210              $14,981       $11,816
 2/28/2007              $14,363              $15,179       $11,880
 3/31/2007              $14,316              $15,141       $11,988
 4/30/2007              $14,352              $15,186       $12,066
 5/31/2007              $14,292              $15,119       $12,139
 6/30/2007              $14,231              $15,041       $12,163
 7/31/2007              $14,315              $15,157       $12,160
 8/31/2007              $14,230              $15,092       $12,138
 9/30/2007              $14,421              $15,315       $12,171
10/31/2007              $14,481              $15,383       $12,197
11/30/2007              $14,528              $15,482       $12,270
12/31/2007              $14,538              $15,525       $12,261
 1/31/2008              $14,622              $15,720       $12,322
 2/29/2008              $13,958              $15,001       $12,358
 3/31/2008              $14,348              $15,429       $12,465
 4/30/2008              $14,566              $15,610       $12,541
 5/31/2008              $14,668              $15,704       $12,646
 6/30/2008              $14,487              $15,527       $12,774
 7/31/2008              $14,491              $15,586       $12,841
 8/31/2008              $14,608              $15,769       $12,790
 9/30/2008              $13,773              $15,029       $12,772
10/31/2008              $13,539              $14,876       $12,643
11/30/2008              $13,405              $14,923       $12,401
12/31/2008              $13,487              $15,140       $12,273
 1/31/2009              $13,901              $15,695       $12,326
 2/28/2009              $14,125              $15,777       $12,387
 3/31/2009              $14,170              $15,780       $12,417
 4/30/2009              $14,486              $16,095       $12,448
 5/31/2009              $14,739              $16,266       $12,484
 6/30/2009              $14,667              $16,113       $12,592
 7/31/2009              $14,843              $16,383       $12,572
 8/31/2009              $15,190              $16,663       $12,600
 9/30/2009              $15,855              $17,261       $12,608
10/31/2009              $15,544              $16,898       $12,620
11/30/2009              $15,589              $17,038       $12,629
12/31/2009              $15,687              $17,096       $12,606
 1/31/2010              $15,745              $17,185       $12,650
 2/28/2010              $15,871              $17,351       $12,653
 3/31/2010              $15,888              $17,310       $12,705
 4/30/2010              $16,080              $17,520       $12,727

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/10
-------   -------
1-Year     +6.28%
5-Year     +3.15%
10-Year    +4.86%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year     +9.31%
5-Year     +3.48%
10-Year    +4.75%

CLASS C (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FEDERAL TAX-FREE   BARCLAYS CAPITAL
                      INCOME FUND -          MUNICIPAL BOND
    DATE                 CLASS C                  INDEX          CPI
    ----        -------------------------   ----------------   -------
  5/1/2000                $10,000                $10,000       $10,000
 5/31/2000                $ 9,946                $ 9,948       $10,012
 6/30/2000                $10,158                $10,211       $10,064
 7/31/2000                $10,290                $10,354       $10,088
 8/31/2000                $10,423                $10,513       $10,088
 9/30/2000                $10,386                $10,458       $10,140
10/31/2000                $10,475                $10,573       $10,158
11/30/2000                $10,537                $10,653       $10,163
12/31/2000                $10,736                $10,916       $10,158
 1/31/2001                $10,808                $11,024       $10,222
 2/28/2001                $10,853                $11,059       $10,263
 3/31/2001                $10,941                $11,158       $10,286
 4/30/2001                $10,846                $11,037       $10,327
 5/31/2001                $10,935                $11,156       $10,374
 6/30/2001                $11,016                $11,230       $10,391
 7/31/2001                $11,172                $11,397       $10,362
 8/31/2001                $11,337                $11,585       $10,362
 9/30/2001                $11,250                $11,546       $10,409
10/31/2001                $11,350                $11,683       $10,374
11/30/2001                $11,290                $11,585       $10,356
12/31/2001                $11,172                $11,475       $10,315
 1/31/2002                $11,320                $11,674       $10,339
 2/28/2002                $11,411                $11,815       $10,379
 3/31/2002                $11,243                $11,584       $10,438
 4/30/2002                $11,402                $11,810       $10,496
 5/31/2002                $11,465                $11,882       $10,496
 6/30/2002                $11,558                $12,007       $10,502
 7/31/2002                $11,661                $12,162       $10,514
 8/31/2002                $11,744                $12,308       $10,549
 9/30/2002                $11,946                $12,578       $10,566
10/31/2002                $11,714                $12,369       $10,584
11/30/2002                $11,697                $12,318       $10,584
12/31/2002                $11,909                $12,578       $10,560
 1/31/2003                $11,882                $12,546       $10,607
 2/28/2003                $12,036                $12,721       $10,689
 3/31/2003                $12,009                $12,729       $10,753
 4/30/2003                $12,103                $12,813       $10,730
 5/31/2003                $12,390                $13,113       $10,712
 6/30/2003                $12,360                $13,057       $10,724
 7/31/2003                $11,912                $12,600       $10,736
 8/31/2003                $11,994                $12,694       $10,776
 9/30/2003                $12,303                $13,067       $10,811
10/31/2003                $12,294                $13,002       $10,800
11/30/2003                $12,439                $13,137       $10,771
12/31/2003                $12,533                $13,246       $10,759
 1/31/2004                $12,649                $13,322       $10,811
 2/29/2004                $12,817                $13,522       $10,870
 3/31/2004                $12,807                $13,475       $10,940
 4/30/2004                $12,514                $13,156       $10,975
 5/31/2004                $12,462                $13,109       $11,039
 6/30/2004                $12,495                $13,156       $11,074
 7/31/2004                $12,635                $13,329       $11,057
 8/31/2004                $12,839                $13,596       $11,062
 9/30/2004                $12,924                $13,669       $11,086
10/31/2004                $13,043                $13,786       $11,144
11/30/2004                $12,968                $13,673       $11,150
12/31/2004                $13,142                $13,839       $11,109
 1/31/2005                $13,285                $13,969       $11,133
 2/28/2005                $13,276                $13,922       $11,197
 3/31/2005                $13,212                $13,835       $11,284
 4/30/2005                $13,400                $14,053       $11,360
 5/31/2005                $13,501                $14,152       $11,349
 6/30/2005                $13,569                $14,240       $11,354
 7/31/2005                $13,538                $14,176       $11,407
 8/31/2005                $13,629                $14,319       $11,465
 9/30/2005                $13,529                $14,222       $11,605
10/31/2005                $13,451                $14,136       $11,629
11/30/2005                $13,506                $14,204       $11,535
12/31/2005                $13,617                $14,326       $11,489
 1/31/2006                $13,639                $14,365       $11,576
 2/28/2006                $13,751                $14,461       $11,600
 3/31/2006                $13,658                $14,361       $11,664
 4/30/2006                $13,667                $14,356       $11,763
 5/31/2006                $13,699                $14,420       $11,821
 6/30/2006                $13,663                $14,366       $11,845
 7/31/2006                $13,811                $14,537       $11,880
 8/31/2006                $13,984                $14,753       $11,903
 9/30/2006                $14,078                $14,855       $11,845
10/31/2006                $14,160                $14,948       $11,781
11/30/2006                $14,277                $15,073       $11,763
12/31/2006                $14,230                $15,020       $11,781
 1/31/2007                $14,207                $14,981       $11,816
 2/28/2007                $14,361                $15,179       $11,880
 3/31/2007                $14,314                $15,141       $11,988
 4/30/2007                $14,361                $15,186       $12,066
 5/31/2007                $14,301                $15,119       $12,139
 6/30/2007                $14,229                $15,041       $12,163
 7/31/2007                $14,312                $15,157       $12,160
 8/31/2007                $14,227                $15,092       $12,138
 9/30/2007                $14,419                $15,315       $12,171
10/31/2007                $14,478                $15,383       $12,197
11/30/2007                $14,526                $15,482       $12,270
12/31/2007                $14,548                $15,525       $12,261
 1/31/2008                $14,632                $15,720       $12,322
 2/29/2008                $13,956                $15,001       $12,358
 3/31/2008                $14,346                $15,429       $12,465
 4/30/2008                $14,564                $15,610       $12,541
 5/31/2008                $14,660                $15,704       $12,646
 6/30/2008                $14,484                $15,527       $12,774
 7/31/2008                $14,469                $15,586       $12,841
 8/31/2008                $14,592                $15,769       $12,790
 9/30/2008                $13,739                $15,029       $12,772
10/31/2008                $13,499                $14,876       $12,643
11/30/2008                $13,359                $14,923       $12,401
12/31/2008                $13,447                $15,140       $12,273
 1/31/2009                $13,840                $15,695       $12,326
 2/28/2009                $14,056                $15,777       $12,387
 3/31/2009                $14,108                $15,780       $12,417
 4/30/2009                $14,417                $16,095       $12,448
 5/31/2009                $14,650                $16,266       $12,484
 6/30/2009                $14,572                $16,113       $12,592
 7/31/2009                $14,753                $16,383       $12,572
 8/31/2009                $15,078                $16,663       $12,600
 9/30/2009                $15,731                $17,261       $12,608
10/31/2009                $15,415                $16,898       $12,620
11/30/2009                $15,454                $17,038       $12,629
12/31/2009                $15,543                $17,096       $12,606
 1/31/2010                $15,594                $17,185       $12,650
 2/28/2010                $15,711                $17,351       $12,653
 3/31/2010                $15,733                $17,310       $12,705
 4/30/2010                $15,903                $17,520       $12,727

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   4/30/10
----------------   -------
1-Year             +11.01%
5-Year              +4.15%
10-Year             +5.41%

ADVISOR CLASS (5/1/00-4/30/10)(8)

                FRANKLIN FEDERAL TAX-   BARCLAYS CAPITAL
                  FREE INCOME FUND -     MUNICIPAL BOND
    DATE            ADVISOR CLASS            INDEX           CPI
    ----        ---------------------   ----------------   -------
  5/1/2000              $10,000             $10,000        $10,000
 5/31/2000              $ 9,951             $ 9,948        $10,012
 6/30/2000              $10,176             $10,211        $10,064
 7/31/2000              $10,305             $10,354        $10,088
 8/31/2000              $10,452             $10,513        $10,088
 9/30/2000              $10,420             $10,458        $10,140
10/31/2000              $10,514             $10,573        $10,158
11/30/2000              $10,581             $10,653        $10,163
12/31/2000              $10,786             $10,916        $10,158
 1/31/2001              $10,863             $11,024        $10,222
 2/28/2001              $10,913             $11,059        $10,263
 3/31/2001              $10,998             $11,158        $10,286
 4/30/2001              $10,907             $11,037        $10,327
 5/31/2001              $11,011             $11,156        $10,374
 6/30/2001              $11,088             $11,230        $10,391
 7/31/2001              $11,259             $11,397        $10,362
 8/31/2001              $11,431             $11,585        $10,362
 9/30/2001              $11,348             $11,546        $10,409
10/31/2001              $11,455             $11,683        $10,374
11/30/2001              $11,390             $11,585        $10,356
12/31/2001              $11,285             $11,475        $10,315
 1/31/2002              $11,431             $11,674        $10,339
 2/28/2002              $11,538             $11,815        $10,379
 3/31/2002              $11,374             $11,584        $10,438
 4/30/2002              $11,540             $11,810        $10,496
 5/31/2002              $11,610             $11,882        $10,496
 6/30/2002              $11,710             $12,007        $10,502
 7/31/2002              $11,820             $12,162        $10,514
 8/31/2002              $11,911             $12,308        $10,549
 9/30/2002              $12,121             $12,578        $10,566
10/31/2002              $11,892             $12,369        $10,584
11/30/2002              $11,882             $12,318        $10,584
12/31/2002              $12,103             $12,578        $10,560
 1/31/2003              $12,083             $12,546        $10,607
 2/28/2003              $12,245             $12,721        $10,689
 3/31/2003              $12,234             $12,729        $10,753
 4/30/2003              $12,326             $12,813        $10,730
 5/31/2003              $12,624             $13,113        $10,712
 6/30/2003              $12,601             $13,057        $10,724
 7/31/2003              $12,151             $12,600        $10,736
 8/31/2003              $12,242             $12,694        $10,776
 9/30/2003              $12,575             $13,067        $10,811
10/31/2003              $12,562             $13,002        $10,800
11/30/2003              $12,718             $13,137        $10,771
12/31/2003              $12,832             $13,246        $10,759
 1/31/2004              $12,946             $13,322        $10,811
 2/29/2004              $13,125             $13,522        $10,870
 3/31/2004              $13,122             $13,475        $10,940
 4/30/2004              $12,839             $13,156        $10,975
 5/31/2004              $12,782             $13,109        $11,039
 6/30/2004              $12,824             $13,156        $11,074
 7/31/2004              $12,974             $13,329        $11,057
 8/31/2004              $13,201             $13,596        $11,062
 9/30/2004              $13,287             $13,669        $11,086
10/31/2004              $13,406             $13,786        $11,144
11/30/2004              $13,348             $13,673        $11,150
12/31/2004              $13,535             $13,839        $11,109
 1/31/2005              $13,689             $13,969        $11,133
 2/28/2005              $13,687             $13,922        $11,197
 3/31/2005              $13,628             $13,835        $11,284
 4/30/2005              $13,829             $14,053        $11,360
 5/31/2005              $13,940             $14,152        $11,349
 6/30/2005              $14,017             $14,240        $11,354
 7/31/2005              $13,992             $14,176        $11,407
 8/31/2005              $14,093             $14,319        $11,465
 9/30/2005              $13,997             $14,222        $11,605
10/31/2005              $13,924             $14,136        $11,629
11/30/2005              $13,989             $14,204        $11,535
12/31/2005              $14,111             $14,326        $11,489
 1/31/2006              $14,141             $14,365        $11,576
 2/28/2006              $14,265             $14,461        $11,600
 3/31/2006              $14,188             $14,361        $11,664
 4/30/2006              $14,193             $14,356        $11,763
 5/31/2006              $14,235             $14,420        $11,821
 6/30/2006              $14,205             $14,366        $11,845
 7/31/2006              $14,366             $14,537        $11,880
 8/31/2006              $14,554             $14,753        $11,903
 9/30/2006              $14,659             $14,855        $11,845
10/31/2006              $14,752             $14,948        $11,781
11/30/2006              $14,894             $15,073        $11,763
12/31/2006              $14,853             $15,020        $11,781
 1/31/2007              $14,837             $14,981        $11,816
 2/28/2007              $15,005             $15,179        $11,880
 3/31/2007              $14,965             $15,141        $11,988
 4/30/2007              $15,010             $15,186        $12,066
 5/31/2007              $14,956             $15,119        $12,139
 6/30/2007              $14,888             $15,041        $12,163
 7/31/2007              $14,996             $15,157        $12,160
 8/31/2007              $14,915             $15,092        $12,138
 9/30/2007              $15,111             $15,315        $12,171
10/31/2007              $15,181             $15,383        $12,197
11/30/2007              $15,252             $15,482        $12,270
12/31/2007              $15,271             $15,525        $12,261
 1/31/2008              $15,367             $15,720        $12,322
 2/29/2008              $14,666             $15,001        $12,358
 3/31/2008              $15,083             $15,429        $12,465
 4/30/2008              $15,322             $15,610        $12,541
 5/31/2008              $15,444             $15,704        $12,646
 6/30/2008              $15,253             $15,527        $12,774
 7/31/2008              $15,246             $15,586        $12,841
 8/31/2008              $15,383             $15,769        $12,790
 9/30/2008              $14,505             $15,029        $12,772
10/31/2008              $14,247             $14,876        $12,643
11/30/2008              $14,121             $14,923        $12,401
12/31/2008              $14,208             $15,140        $12,273
 1/31/2009              $14,632             $15,695        $12,326
 2/28/2009              $14,868             $15,777        $12,387
 3/31/2009              $14,930             $15,780        $12,417
 4/30/2009              $15,264             $16,095        $12,448
 5/31/2009              $15,532             $16,266        $12,484
 6/30/2009              $15,457             $16,113        $12,592
 7/31/2009              $15,643             $16,383        $12,572
 8/31/2009              $16,010             $16,663        $12,600
 9/30/2009              $16,712             $17,261        $12,608
10/31/2009              $16,385             $16,898        $12,620
11/30/2009              $16,435             $17,038        $12,629
12/31/2009              $16,539             $17,096        $12,606
 1/31/2010              $16,587             $17,185        $12,650
 2/28/2010              $16,735             $17,351        $12,653
 3/31/2010              $16,754             $17,310        $12,705
 4/30/2010              $16,944             $17,520        $12,727


                               12 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/10.

(5.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +48.98% and +5.04%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market.

To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09     VALUE 4/30/10    PERIOD* 11/1/09- 4/30/10
                                           -----------------   --------------   ------------------------
CLASS A
Actual                                           $1,000           $1,034.50               $3.08
Hypothetical (5% return before expenses)         $1,000           $1,021.77               $3.06
CLASS B
Actual                                           $1,000           $1,031.50               $5.84
Hypothetical (5% return before expenses)         $1,000           $1,019.04               $5.81
CLASS C
Actual                                           $1,000           $1,031.70               $5.89
Hypothetical (5% return before expenses)         $1,000           $1,018.99               $5.86
ADVISOR CLASS
Actual                                           $1,000           $1,034.10               $2.62
Hypothetical (5% return before expenses)         $1,000           $1,022.22               $2.61

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.16%; C: 1.17%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied 181/365 to reflect the one-half year period.


                               Annual Report | 15

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED APRIL 30,
                                                     ----------------------------------------------------------------
CLASS A                                                 2010         2009          2008          2007         2006
-------                                              ----------   ----------    ----------    ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
year)
Net asset value, beginning of year ...............   $    11.21   $    11.82    $    12.11    $    11.99   $    12.23
                                                     ----------   ----------    ----------    ----------   ----------
Income from investment operations(a):
   Net investment income(b) ......................         0.52         0.53          0.53          0.55         0.53
   Net realized and unrealized gains (losses) ....         0.69        (0.61)        (0.29)         0.12        (0.22)
                                                     ----------   ----------    ----------    ----------   ----------
Total from investment operations .................         1.21        (0.08)         0.24          0.67         0.31
                                                     ----------   ----------    ----------    ----------   ----------
Less distributions from net investment
   income ........................................        (0.53)       (0.53)        (0.53)        (0.55)       (0.55)
                                                     ----------   ----------    ----------    ----------   ----------
Redemption fees(c) ...............................           --           --(d)         --(d)        --(d)         --(d)
                                                     ----------   ----------    ----------    ----------   ----------
Net asset value, end of year .....................   $    11.89   $    11.21    $    11.82    $    12.11   $    11.99
                                                     ==========   ==========    ==========    ==========   ==========
Total return(e) ..................................        11.00%       (0.55)%        2.06%         5.66%        2.55%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.61%        0.61%         0.60%         0.61%        0.61%
Net investment income ............................         4.51%        4.73%         4.44%         4.58%        4.33%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $8,768,920   $7,513,448    $6,901,918    $6,570,140   $6,279,940
Portfolio turnover rate ..........................         8.16%        6.74%        15.47%         6.13%        7.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                       YEAR ENDED APRIL 30,
                                                     ------------------------------------------------------
CLASS B                                                2010      2009        2008        2007        2006
-------                                              -------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 11.21   $  11.81    $  12.10    $  11.98    $  12.22
                                                     -------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ......................      0.46       0.47        0.46        0.49        0.46
   Net realized and unrealized gains (losses) ....      0.67      (0.60)      (0.29)       0.11       (0.22)
                                                     -------   --------    --------    --------    --------
Total from investment operations .................      1.13      (0.13)       0.17        0.60        0.24
                                                     -------   --------    --------    --------    --------
Less distributions from net investment income ....     (0.46)     (0.47)      (0.46)      (0.48)      (0.48)
                                                     -------   --------    --------    --------    --------
Redemption fees(c) ...............................        --         --(d)       --(d)       --(d)       --(d)
                                                     -------   --------    --------    --------    --------
Net asset value, end of year .....................   $ 11.88   $  11.21    $  11.81    $  12.10    $  11.98
                                                     =======   ========    ========    ========    ========
Total return(e) ..................................     10.28%     (1.02)%      1.49%       5.08%       1.99%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.17%      1.17%       1.16%       1.17%       1.17%
Net investment income ............................      3.95%      4.17%       3.88%       4.02%       3.77%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $78,742   $130,925    $178,156    $225,834    $260,416
Portfolio turnover rate ..........................      8.16%      6.74%      15.47%       6.13%       7.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Federal Tax-Free Income Fund

                                                                       YEAR ENDED APRIL 30,
                                                    ---------------------------------------------------------
CLASS C                                                2010        2009        2008        2007        2006
-------                                             ----------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    11.21   $  11.81    $  12.11    $  11.99    $  12.23
                                                    ----------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .....................         0.46       0.47        0.46        0.49        0.46
   Net realized and unrealized gains (losses) ...         0.67      (0.60)      (0.30)       0.11       (0.22)
                                                    ----------   --------    --------    --------    --------
Total from investment operations ................         1.13      (0.13)       0.16        0.60        0.24
                                                    ----------   --------    --------    --------    --------
Less distributions from net investment income ...        (0.46)     (0.47)      (0.46)      (0.48)      (0.48)
                                                    ----------   --------    --------    --------    --------
Redemption fees(c) ..............................           --         --(d)       --(d)       --(d)       --(d)
                                                    ----------   --------    --------    --------    --------
Net asset value, end of year ....................   $    11.88   $  11.21    $  11.81    $  12.11    $  11.99
                                                    ==========   ========    ========    ========    ========
Total return(e) .................................        10.31%     (1.01)%      1.41%       5.08%       1.99%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.17%      1.17%       1.16%       1.17%       1.17%
Net investment income ...........................         3.95%      4.17%       3.88%       4.02%       3.77%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,222,493   $808,779    $594,724    $449,918    $403,084
Portfolio turnover rate .........................         8.16%      6.74%      15.47%       6.13%       7.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                      YEAR ENDED APRIL 30,
                                                    -------------------------------------------------------
ADVISOR CLASS                                         2010       2009        2008        2007        2006
-------------                                       --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.22   $  11.82    $  12.12    $  12.00    $  12.23
                                                    --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .....................       0.54       0.54        0.54        0.57        0.54
   Net realized and unrealized gains (losses) ...       0.67      (0.60)      (0.30)       0.11       (0.21)
                                                    --------   --------    --------    --------    --------
Total from investment operations ................       1.21      (0.06)       0.24        0.68        0.33
                                                    --------   --------    --------    --------    --------
Less distributions from net investment income ...      (0.54)     (0.54)      (0.54)      (0.56)      (0.56)
                                                    --------   --------    --------    --------    --------
Redemption fees(c) ..............................         --         --(d)       --(d)       --(d)       --(d)
                                                    --------   --------    --------    --------    --------
Net asset value, end of year ....................   $  11.89   $  11.22    $  11.82    $  12.12    $  12.00
                                                    ========   ========    ========    ========    ========
Total return ....................................      11.01%     (0.38)%      2.07%       5.76%       2.63%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.52%      0.52%       0.51%       0.52%       0.52%
Net investment income ...........................       4.60%      4.82%       4.53%       4.67%       4.42%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $875,566   $458,341    $252,943    $191,387    $155,857
Portfolio turnover rate .........................       8.16%      6.74%      15.47%       6.13%       7.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2010

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS 97.7%
    ALABAMA 1.1%
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
       6/01/28 ...............................................................................  $      7,000,000  $      6,724,690
    Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
       Refunding, 6.00%, 8/01/29 .............................................................        12,000,000        11,823,840
    East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
       Series B, 5.50%, 9/01/33 ..............................................................        18,500,000        19,288,285
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
       9/01/14 ...............................................................................         1,445,000         1,448,584
    Homewood GO, wts., Refunding, FSA Insured, 4.75%, 9/01/30 ................................         9,265,000         9,459,287
    Mobile GO, wts., Refunding and Improvement, AMBAC Insured, 5.00%, 2/15/30 ................         5,000,000         5,205,600
    Montgomery County Public Building Authority Revenue, wts., Facilities Project, NATL
       Insured, 5.00%, 3/01/31 ...............................................................         6,250,000         6,482,625
    Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
       Student Housing LLC University of Alabama Ridgecrest Residential Project, Assured
       Guaranty, 6.75%, 7/01/38 ..............................................................        10,000,000        11,360,200
    University of Alabama General Revenue, Series A,
          NATL Insured, 5.00%, 7/01/29 .......................................................        10,000,000        10,270,900
          NATL Insured, 5.00%, 7/01/34 .......................................................        10,500,000        10,724,280
          XLCA Insured, 5.00%, 7/01/28 .......................................................         5,000,000         5,214,700
          XLCA Insured, 5.00%, 7/01/32 .......................................................         5,500,000         5,690,960
    University of Alabama University Revenues, Hospital, Series A, NATL Insured, Pre-Refunded,
       5.875%, 9/01/31 .......................................................................         5,000,000         5,139,650
    University of South Alabama University Revenues, Tuition, Capital Improvement, Refunding,
       AMBAC Insured, 5.00%, 12/01/36 ........................................................        11,570,000        11,776,987
                                                                                                                  ----------------
                                                                                                                       120,610,588
                                                                                                                  ----------------
    ALASKA 0.4%
    Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
          12/01/29 ...........................................................................         4,000,000         4,047,080
          12/01/30 ...........................................................................         3,500,000         3,532,585
    Alaska State International Airports Revenues, Series B, NATL Insured, 5.00%, 10/01/28 ....         5,100,000         5,165,025
    Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.125%,
       1/01/34 ...............................................................................         5,600,000         5,852,392
    Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center, Assured
       Guaranty, 6.00%, 9/01/32 ..............................................................        20,000,000        22,968,400
                                                                                                                  ----------------
                                                                                                                        41,565,482
                                                                                                                  ----------------
    ARIZONA 2.9%
    Arizona State COP, Department Administration, Series A, FSA Insured, 5.00%, 10/01/27 .....        14,440,000        14,988,142
    Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
          7/01/29 ............................................................................        14,465,000        11,832,081
          7/01/36 ............................................................................        15,000,000        12,012,000
    Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue, third lien, Series A,
       6.25%, 7/01/38 ........................................................................        10,000,000        10,576,200
    Maricopa County IDA Health Facility Revenue, Catholic Healthcare West Project, Refunding,
       Series A, 5.00%, 7/01/16 ..............................................................        17,250,000        17,279,670
    Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .....        19,000,000        19,012,540
    Maricopa County PCC, PCR, El Paso Electric Co. Project, Series A, 7.25%, 2/01/40 .........        10,000,000        11,393,800
    Navajo County Pollution Control Corp. Revenue, Mandatory Put 6/01/16, Series E, 5.75%,
       6/01/34 ...............................................................................         7,200,000         7,689,024


                               20 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%, 7/01/33 ...  $     28,000,000  $     28,410,200
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
       Series B, NATL RE, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
          7/01/32 ............................................................................         6,000,000         5,430,360
          7/01/34 ............................................................................         5,000,000         4,483,700
          7/01/35 ............................................................................         9,860,000         8,810,699
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding,
          5.00%, 7/01/32 .....................................................................        21,095,000        22,250,795
          Series A, 5.00%, 7/01/34 ...........................................................        10,000,000        10,486,000
    Pima County IDA Lease Revenue,
          Metro Police Facility, Nevada Project, Series A, 5.25%, 7/01/31 ....................         8,900,000         9,173,408
          Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39 ....................        22,500,000        23,266,575
          Pima County Arizona, 5.00%, 9/01/39 ................................................        20,000,000        19,756,000
    Salt River Project Agricultural Improvement and Power District Electric System Revenue,
          Salt River Project, Refunding, Series A, 5.125%, 1/01/27 ...........................        35,000,000        36,408,750
          Salt River Project, Series B, 5.00%, 1/01/25 .......................................        17,500,000        18,345,250
          Series A, 5.00%, 1/01/38 ...........................................................        10,000,000        10,471,900
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ...........................        10,000,000         8,917,600
    University Medical Center Corp. Hospital Revenue, 5.00%, 7/01/35 .........................         7,000,000         6,525,680
                                                                                                                  ----------------
                                                                                                                       317,520,374
                                                                                                                  ----------------
    ARKANSAS 0.9%
    Fort Smith Water and Sewer Revenue, Construction, Refunding, FSA Insured, 5.00%,
       10/01/32 ..............................................................................        10,000,000        10,474,700
    Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 5.00%, 6/01/31 ...........         8,690,000         9,105,903
    Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
          12/01/16 ...........................................................................         2,600,000         2,608,034
          11/01/20 ...........................................................................        60,500,000        60,686,945
    University of Arkansas University Revenues,
       Construction, University of Arkansas for Medical Sciences Campus, Series B, NATL
          Insured, 5.00%, 11/01/28 ...........................................................         1,000,000         1,041,130
       Various Facility, Fayetteville Campus, AMBAC Insured, 5.00%, 11/01/31 .................         7,705,000         8,056,348
       Various Facility, Fayetteville Campus, NATL RE, FGIC Insured, 5.00%, 12/01/27 .........         5,000,000         5,144,350
    University of Central Arkansas Revenue, NATL RE, FGIC Insured, 5.00%, 11/01/37 ...........         5,020,000         5,098,262
                                                                                                                  ----------------
                                                                                                                       102,215,672
                                                                                                                  ----------------
    CALIFORNIA 12.4%
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
          Series F, 5.00%, 4/01/31 ...........................................................        20,000,000        20,585,800
          Series F-1, 5.00%, 4/01/28 .........................................................        24,000,000        25,449,840
          Series F-1, 5.00%, 4/01/34 .........................................................        10,000,000        10,464,600
          Series F-1, 5.50%, 4/01/43 .........................................................        30,000,000        32,120,100
    California Educational Facilities Authority Revenue,
          Carnegie Institute of Washington, Refunding, Series A, 5.00%, 7/01/40 ..............        22,525,000        23,905,332
       (a) Stanford University, Refunding, 5.25%, 4/01/40 ....................................        30,000,000        35,050,500
    California Health Facilities Financing Authority Revenue, Children's Hospital of Orange
       County, Series A, 6.50%,
          11/01/24 ...........................................................................         5,000,000         5,557,150
          11/01/38 ...........................................................................         8,000,000         8,573,040


                               Annual Report | 21

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
       first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .....................  $     24,500,000  $     28,427,350
    California State Economic Recovery GO, Refunding, Series A, 5.25%, 7/01/21 ...............        59,500,000        66,310,370
    California State GO,
          6.00%, 5/01/18 .....................................................................           535,000           547,321
          5.90%, 4/01/23 .....................................................................         1,200,000         1,214,892
          5.00%, 10/01/29 ....................................................................        25,000,000        25,166,750
          FGIC Insured, 6.00%, 5/01/20 .......................................................           850,000           865,657
          Pre-Refunded, 5.125%, 6/01/25 ......................................................        24,705,000        25,971,872
          Pre-Refunded, 5.25%, 4/01/27 .......................................................        17,500,000        20,123,775
          Pre-Refunded, 5.00%, 2/01/32 .......................................................        49,000,000        52,678,920
          Refunding, 5.00%, 2/01/26 ..........................................................        20,000,000        20,236,800
          Refunding, 5.00%, 2/01/26 ..........................................................        27,000,000        27,176,580
          Various Purpose, 5.25%, 11/01/25 ...................................................        16,260,000        16,744,873
          Various Purpose, 5.50%, 11/01/33 ...................................................         2,500,000         2,565,275
          Various Purpose, 6.00%, 4/01/38 ....................................................       100,000,000       108,759,000
          Various Purpose, 6.00%, 11/01/39 ...................................................        25,000,000        27,285,000
          Various Purpose, Refunding, 5.25%, 3/01/30 .........................................        30,000,000        30,667,800
          Various Purpose, Refunding, 6.00%, 3/01/33 .........................................        12,000,000        13,234,920
          Various Purpose, Refunding, 5.25%, 3/01/38 .........................................        20,000,000        20,215,800
          Various Purpose, Refunding, 5.50%, 3/01/40 .........................................        25,000,000        25,959,000
    California State Public Works Board Lease Revenue,
          Department of Education, Riverside Campus Project, Series B, 6.125%, 4/01/28 .......         2,740,000         2,908,647
          Department of General Services, Buildings 8 and 9, Series A, 6.00%, 4/01/27 ........         3,980,000         4,210,243
          Department of General Services, Buildings 8 and 9, Series A, 6.125%, 4/01/29 .......         5,000,000         5,285,900
          Various Capital Projects, Series I, 6.125%, 11/01/29 ...............................        29,300,000        31,286,833
    California Statewide CDA Revenue,
          Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ..............................        10,000,000        10,057,200
          St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ...................         5,000,000         5,084,150
          St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ....................        10,000,000        10,105,000
    Colton Joint USD, GO, Election of 2008, Series A, Assured Guaranty, 5.375%, 8/01/34 ......        15,000,000        15,299,700
    Corona-Norco USD, GO, Capital Appreciation, Election of 2006, Series C, FSA Insured,
          zero cpn., 8/01/39 .................................................................         7,500,000         1,279,725
          zero cpn. to 8/01/17, 6.20% thereafter, 8/01/29 ....................................         3,250,000         2,274,740
          zero cpn. to 8/01/17, 6.80% thereafter, 8/01/39 ....................................         8,500,000         5,845,280
    Foothill/Eastern Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, 5.85%, 1/15/23 ....................................        35,000,000        36,125,600
          Capital Appreciation, Refunding, zero cpn., 1/15/24 ................................        65,000,000        27,797,250
          Refunding, 5.75%, 1/15/40 ..........................................................        20,000,000        19,335,600
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
          Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ..................................        13,255,000        12,007,705
          Pre-Refunded, 5.375%, 6/01/28 ......................................................        50,000,000        50,180,000
          Series A-1, Pre-Refunded, 6.25%, 6/01/33 ...........................................        21,970,000        24,260,592
    Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, Pre-Refunded,
       5.00%, 8/01/27 ........................................................................         5,000,000         5,628,950
    Hartnell Community College District GO, Capital Appreciation, Election of 2002, Series D,
       zero cpn., 8/01/39 ....................................................................        45,000,000         5,830,200


                               22 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Inland Empire Tobacco Asset Securitization Corp. Revenue,
          Series A, 5.00%, 6/01/21 ...........................................................  $      5,320,000  $      4,422,676
          Series C-1, zero cpn., 6/01/36 .....................................................       100,000,000         9,604,000
    Los Angeles Department of Airports Airport Revenue, Senior, Los Angeles International
       Airport, Refunding, Series A, 5.00%, 5/15/40 ..........................................        25,485,000        26,069,881
    Los Angeles Regional Airports Improvement Corp. Lease Revenue, Facilities Sublease, Delta
       Air Lines Inc., Los Angeles International Airport, Refunding, 6.35%, 11/01/25 .........         7,500,000         7,112,475
    Los Angeles USD, GO,
          Election of 2004, Series F, FSA Insured, 5.00%, 7/01/30 ............................        52,475,000        53,698,717
          Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/26 ..........................        10,250,000        10,678,860
          Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ..........................        10,000,000        10,222,500
          Series A, NATL Insured, Pre-Refunded, 5.00%, 1/01/28 ...............................        25,000,000        28,065,000
          Series KRY, 5.25%, 7/01/34 .........................................................        36,625,000        38,415,596
    Los Angeles Wastewater System Revenue, Refunding, NATL Insured, 5.00%, 6/01/25 ...........        10,000,000        10,418,300
    M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39 ............................        12,500,000        13,579,250
    Metropolitan Water District of Southern California Waterworks Revenue, Series B-2,
       NATL RE, FGIC Insured, 5.00%, 10/01/27 ................................................         9,645,000        10,280,895
    New Haven USD, GO, Capital Appreciation, Assured Guaranty, zero cpn.,
          8/01/31 ............................................................................         2,055,000           592,765
          8/01/32 ............................................................................         7,830,000         2,111,829
          8/01/33 ............................................................................         7,660,000         1,930,320
    Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ...............         5,285,000         5,949,800
    Pomona USD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/29 .............         5,585,000         5,725,854
    Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/33 ...............................................................................        16,355,000        16,450,840
    San Diego Public Facilities Financing Authority Water Revenue, Series B, 5.375%,
       8/01/34 ...............................................................................        15,000,000        15,982,050
    San Francisco City and County COP, Multiple Capital Improvement Project, Series A, 5.25%,
       4/01/31 ...............................................................................        10,000,000        10,227,900
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ..........................        50,000,000        50,187,500
          senior lien, 5.00%, 1/01/33 ........................................................         5,000,000         4,121,750
          senior lien, ETM, zero cpn., 1/01/23 ...............................................         7,000,000         4,251,030
    Santa Ana USD, GO, Capital Appreciation, Election of 2008, Series B, Assured Guaranty,
       zero cpn.,
          8/01/35 ............................................................................        10,000,000         2,044,300
          8/01/36 ............................................................................        18,865,000         3,603,026
          8/01/37 ............................................................................        10,000,000         1,788,400
    Santa Clara County GO, 5.00%, 8/01/34 ....................................................        25,000,000        26,516,750
    Upland USD, Election 2008, Series B, zero cpn., 8/01/39 ..................................        50,075,000         7,649,958
    Washington Township Health Care District Revenue, Series A, 6.25%, 7/01/39 ...............         3,000,000         3,137,940
    West Contra Costa USD, GO, Election 2005, Series C-1, Assured Guaranty, zero cpn.,
          8/01/29 ............................................................................        10,000,000         3,147,300
          8/01/30 ............................................................................        20,845,000         6,022,329
          8/01/31 ............................................................................        20,000,000         5,367,600
          8/01/32 ............................................................................        10,730,000         2,712,651
    Whittier UHSD, GO, Capital Appreciation Bonds, Refunding, zero cpn., 8/01/34 .............        20,000,000         4,322,600
                                                                                                                  ----------------
                                                                                                                     1,357,074,274
                                                                                                                  ----------------


                               Annual Report | 23

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO 2.1%
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
          8/01/32 ............................................................................  $     10,000,000  $     10,424,500
          8/01/36 ............................................................................        41,235,000        42,290,616
          8/01/39 ............................................................................        26,930,000        27,586,015
    Colorado Health Facilities Authority Revenue,
          Health Facility Authority, Hospital, Refunding, Series B, FSA Insured, 5.25%,
             3/01/36 .........................................................................        10,000,000        10,118,500
          Valley View Hospital Assn., Refunding, 5.50%, 5/15/28 ..............................         5,000,000         5,048,350
          Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 ..............................         7,000,000         7,071,540
    Colorado Springs Airport Revenue, Capital Appreciation, Series C, ETM, zero cpn.,
       1/01/11 ...............................................................................         1,450,000         1,441,677
    Colorado State Board of Governors University Enterprise System Revenue, Series A,
          FSA Insured, 5.00%, 3/01/37 ........................................................        10,000,000        10,373,600
          NATL RE, FGIC Insured, 5.00%, 3/01/37 ..............................................        10,000,000        10,349,700
    Colorado State Higher Education Capital Construction Lease Purchase Financing Program
       COP,
          5.50%, 11/01/27 ....................................................................         7,335,000         7,982,680
          Pre-Refunded, 5.50%, 11/01/27 ......................................................         2,665,000         3,227,715
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, NATL Insured, 5.00%, 12/01/35 ............        10,000,000         9,956,700
    Denver City and County Airport Revenue, System, Refunding, Series A, XLCA Insured,
       5.00%, 11/15/25 .......................................................................         8,000,000         8,280,800
    Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%, 5/15/35 .         9,950,000         9,949,801
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.125%, 6/15/31 .........................................................         7,500,000         8,008,500
    Park Creek Metropolitan District Revenue, Senior Property Tax Support, Refunding and
       Improvement, Assured Guaranty, 6.25%, 12/01/30 ........................................         6,000,000         6,749,460
    Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38 .......        20,000,000        21,851,800
    Pueblo County School District No. 060 GO, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
       12/15/22 ..............................................................................         5,500,000         6,083,605
    Thornton Water Enterprise Revenue, NATL Insured, 5.00%, 12/01/34 .........................        10,000,000        10,274,900
    University of Colorado Enterprise System Revenue, Series A, 5.375%, 6/01/32 ..............         3,500,000         3,788,260
    University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
       11/15/29 ..............................................................................         8,500,000         8,374,880
                                                                                                                  ----------------
                                                                                                                       229,233,599
                                                                                                                  ----------------
    CONNECTICUT 0.0%(b)
    Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
       5.80%, 8/20/39 ........................................................................         2,570,000         2,677,889
                                                                                                                  ----------------
    DISTRICT OF COLUMBIA 2.1%
    District of Columbia Ballpark Revenue, Series B-1, BHAC Insured, 5.00%,
          2/01/24 ............................................................................        12,120,000        12,843,685
          2/01/25 ............................................................................         7,000,000         7,384,720
          2/01/26 ............................................................................         9,950,000        10,434,267
    District of Columbia GO, Series E, NATL Insured, ETM, 6.00%, 6/01/13 .....................            15,000            15,058
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
       FSA Insured, 5.45%, 7/15/35 ...........................................................        25,000,000        25,763,500
    District of Columbia Income Tax Secured Revenue,
          Refunding, Series A, 5.00%, 12/01/31 ...............................................        10,000,000        10,642,800
          Series A, 5.25%, 12/01/34 ..........................................................        10,000,000        10,795,700


                               24 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA (CONTINUED)
    District of Columbia Revenue,
          Capital Appreciation, Georgetown University, Growth and Income Securities, AMBAC
             Insured, zero cpn. to 4/01/18, 5.00% thereafter, 4/01/32 ........................  $     15,370,000  $      9,508,036
          Capital Appreciation, Georgetown University, Series A, NATL Insured, Pre-Refunded,
             zero cpn., 4/01/20 ..............................................................         8,860,000         5,359,237
          Capital Appreciation, Georgetown University, Series A, NATL Insured, Pre-Refunded,
             zero cpn., 4/01/22 ..............................................................        12,870,000         6,884,549
          Capital Appreciation, Georgetown University, Series A, NATL Insured, Pre-Refunded,
             zero cpn., 4/01/23 ..............................................................        14,160,000         7,123,046
          Deed Tax, Housing Product Trust Fund, Series A, NATL Insured, 5.00%, 6/01/32 .......         5,000,000         5,065,150
          Georgetown University, Refunding, Series D, 5.50%, 4/01/36 .........................         5,000,000         5,204,400
          Medlantic/Helix, Series B, FSA Insured, 5.00%, 8/15/38 .............................        20,000,000        20,059,000
          National Public Radio, Series A, 5.00%, 4/01/35 ....................................         5,000,000         5,125,450
    District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed Bonds, Refunding,
       6.50%, 5/15/33 ........................................................................        35,000,000        34,916,350
    District of Columbia Water and Sewer Authority Public Utility Revenue, Refunding, Series A,
       6.00%, 10/01/35 .......................................................................         8,000,000         8,992,560
    Metropolitan Washington D.C. Airports Authority Airport System Revenue,
          Refunding, Series A, 5.375%, 10/01/29 ..............................................         5,000,000         5,165,250
          Refunding, Series C, 5.25%, 10/01/27 ...............................................        10,745,000        11,583,970
          Series C, 5.00%, 10/01/26 ..........................................................        10,235,000        10,929,035
    Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital
       Appreciation, second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50%
          thereafter, 10/01/41 ...............................................................        25,000,000        18,244,500
                                                                                                                  ----------------
                                                                                                                       232,040,263
                                                                                                                  ----------------
    FLORIDA 6.8%
    Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
       Project, 7.00%, 4/01/39 ...............................................................         6,500,000         7,164,365
    Brevard County Local Option Fuel Tax Revenue, NATL RE, FGIC Insured, 5.00%, 8/01/37 ......        12,245,000        12,226,020
    Broward County School Board COP,
          NATL Insured, 5.00%, 7/01/28 .......................................................        17,415,000        17,626,592
          Series A, FSA Insured, 5.25%, 7/01/24 ..............................................        25,000,000        25,564,000
    Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34 ................         8,800,000         9,182,184
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .......................         5,000,000         4,753,800
    Citizens Property Insurance Corp. Revenue, High-Risk Account, Senior Secured, Series A-1,
          5.25%, 6/01/17 .....................................................................        19,250,000        20,234,638
          5.50%, 6/01/17 .....................................................................        10,000,000        10,662,000
          6.00%, 6/01/17 .....................................................................        25,000,000        27,407,500
    Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39 ............................         7,000,000         7,201,320
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
          5.75%, 6/01/22 .....................................................................        10,000,000        10,139,700
          6.00%, 6/01/23 .....................................................................        17,500,000        21,765,100
    Florida State Mid-Bay Bridge Authority Revenue, Series A,
          AMBAC Insured, zero cpn., 10/01/23 .................................................         4,950,000         2,418,471
          AMBAC Insured, zero cpn., 10/01/24 .................................................         2,970,000         1,355,478
          Pre-Refunded, zero cpn., 10/01/23 ..................................................            50,000            29,562
          Pre-Refunded, zero cpn., 10/01/24 ..................................................            30,000            16,752
    Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30 ...........................        10,000,000         9,886,700


                               Annual Report | 25

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Hillsborough County Aviation Authority Revenue, Series A, Assured Guaranty, 5.50%,
       10/01/38 ..............................................................................  $      5,000,000  $      4,985,450
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 .......         6,500,000         7,212,335
    Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ...........................        13,500,000        13,570,335
    Hillsborough County School Board COP,
          Master Lease Program, Series B, NATL Insured, 5.00%, 7/01/27 .......................         5,000,000         5,065,150
          Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25 ...............................         5,000,000         5,036,500
    Indian River County School Board COP, NATL RE, FGIC Insured, 5.00%, 7/01/27 ..............        16,485,000        16,582,426
    Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 .......        20,175,000        20,337,610
    Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo
       Clinic, 5.00%, 11/15/36 ...............................................................        17,950,000        18,380,980
    Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 ..............         6,015,000         6,042,970
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
          10/01/23 ...........................................................................         6,000,000         6,167,940
          10/01/26 ...........................................................................        20,000,000        20,437,800
    Jacksonville Transportation Revenue, NATL Insured, 5.00%, 10/01/31 .......................         5,000,000         5,045,000
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B, CIFG
       Insured, 5.00%, 10/01/35 ..............................................................        10,645,000        10,795,414
    Miami-Dade County Aviation Revenue, Miami International Airport,
          Hub of the Americas, Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ............        15,000,000        13,584,600
          Refunding, Series A, 5.50%, 10/01/36 ...............................................        20,000,000        20,366,400
          Refunding, Series A, Assured Guaranty, 5.25%, 10/01/33 .............................        11,000,000        10,984,710
          Refunding, Series A, Assured Guaranty, 5.25%, 10/01/38 .............................        13,000,000        12,773,280
    Miami-Dade County Educational Facilities Authority Revenue, University of Miami, Series A,
       5.50%, 4/01/38 ........................................................................        12,500,000        12,694,250
    Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%,
       7/01/33 ...............................................................................        20,000,000        21,505,800
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL
       Insured, 5.00%, 6/01/30 ...............................................................        10,630,000        10,187,792
    Miami-Dade County School Board COP, Assured Guaranty, 5.25%, 2/01/27 .....................        10,000,000        10,775,900
    Miami-Dade County Special Obligation Revenue,
          Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 ...............        10,000,000         9,739,800
          Series B, NATL Insured, zero cpn., 10/01/34 ........................................         5,500,000         1,085,700
    Miami-Dade County Transit Sales Surtax Revenue, Refunding, FSA Insured, 5.00%,
       7/01/38 ...............................................................................        18,845,000        19,390,374
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional Healthcare,
       Series B, FSA Insured, 5.00%, 12/01/32 ................................................        20,000,000        19,732,800
    Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34 ...............        15,000,000        16,240,500
    Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments,
          second lien sub. bonds, Series B, Assured Guaranty, 5.50%, 11/01/38 ................        18,490,000        17,745,962
          third lien sub. bonds, Series C, Assured Guaranty, 5.50%, 11/01/38 .................         5,000,000         5,217,950
    Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 ......         7,500,000         7,890,600
    Orlando-Orange County Expressway Authority Revenue,
          Series A, FSA Insured, 5.00%, 7/01/32 ..............................................        12,000,000        12,252,480
          Series B, AMBAC Insured, 5.00%, 7/01/28 ............................................        10,630,000        10,743,635
    Palm Beach County School Board COP,
          Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ...................................        25,000,000        25,368,000
          Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ...............................         5,100,000         5,220,309


                               26 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%,
       10/01/28 ..............................................................................  $     10,000,000  $     10,736,400
    Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.25%, 10/01/38 .............        16,500,000        16,702,950
    Port St. Lucie GO, NATL Insured, 5.00%, 7/01/32 ..........................................         7,000,000         7,233,870
    Port St. Lucie Utility Revenue, System, Refunding, Assured Guaranty, 5.25%, 9/01/35 ......         3,000,000         3,133,380
    South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
       Refunding,
          4.75%, 5/01/28 .....................................................................        10,000,000        10,196,000
          5.00%, 5/01/36 .....................................................................        12,500,000        12,622,875
    South Lake County Hospital District Revenue, South Lake Hospital, Series A, 6.25%,
       4/01/39 ...............................................................................         4,215,000         4,321,640
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Group, 5.00%, 8/15/32 .................................................................        31,070,000        31,293,704
    St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 ...................         5,785,000         5,897,171
    Tallahassee Energy System Revenue, Refunding, NATL Insured, 5.00%, 10/01/37 ..............        20,000,000        20,258,400
    Tampa Bay Water Utility System Revenue,
          Refunding and Improvement, Series A, NATL RE, FGIC Insured, 5.00%, 10/01/28 ........         5,000,000         5,045,000
          Series B, FGIC Insured, Pre-Refunded, 5.00%, 10/01/26 ..............................         4,755,000         5,059,177
          Series B, NATL RE, FGIC Insured, 5.00%, 10/01/26 ...................................         5,245,000         5,322,993
          Series B, NATL RE, FGIC Insured, 5.00%, 10/01/31 ...................................        10,000,000        10,071,000
                                                                                                                  ----------------
                                                                                                                       738,689,494
                                                                                                                  ----------------
    GEORGIA 4.9%
    Athens-Clarke County Unified Government Water and Sewer Revenue, 5.50%, 1/01/38 ..........        14,500,000        15,811,235
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
          Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ...................................        19,500,000        19,585,800
          Series J, FSA Insured, 5.00%, 1/01/29 ..............................................        10,000,000        10,144,400
    Atlanta Development Authority Revenue,
          Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ......         6,385,000         6,372,038
          Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ......         6,955,000         6,883,364
          Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ......         5,000,000         4,903,950
          Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ......         5,000,000         4,862,000
          Yamacraw Design Center Project, Series A, NATL Insured, Pre-Refunded, 5.125%,
             1/01/27 .........................................................................         5,000,000         5,346,300
    Atlanta Development Authority Student Housing Facilities Revenue, Piedmont Ellis LLC,
       Series A, XLCA Insured, 5.00%, 9/01/30 ................................................        10,000,000        10,031,700
    Atlanta Water and Wastewater Revenue, Refunding,
          Series A, 6.25%, 11/01/34 ..........................................................        20,000,000        21,744,400
          Series A, NATL Insured, 5.00%, 11/01/33 ............................................        13,000,000        12,858,170
          Series B, FSA Insured, 5.25%, 11/01/34 .............................................        30,000,000        31,344,900
    Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue,
       MGC Real Estate Foundation II LLC Project,
          5.00%, 7/01/33 .....................................................................         5,000,000         4,945,550
          5.25%, 7/01/38                                                                              10,000,000        10,071,800
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.375%, 7/01/39 ..........        23,075,000        24,423,041
    Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,
          Series B, 5.50%, 1/01/33 ...........................................................        15,000,000        15,782,850
          Series E, 7.00%, 1/01/23 ...........................................................        25,000,000        29,540,500


                               Annual Report | 27

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Clark County Hospital Authority Revenue, Athens Regional Medical Center Project, NATL
       Insured, 5.00%, 1/01/27 ...............................................................  $      5,000,000  $      5,121,900
    Clayton County Development Authority Student Housing and Activity Center Revenue, CSU
       Foundation Real Estate I LLC Project, XLCA Insured, 5.00%, 7/01/33 ....................        11,125,000        11,271,182
    Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 .........        18,000,000        18,162,900
    DeKalb County Water and Sewer Revenue, Pre-Refunded, 5.25%, 10/01/25 .....................        12,000,000        12,357,840
    DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia
       Gwinnett College Foundation LLC Project, 6.00%, 7/01/34 ...............................        10,000,000        11,027,900
    Georgia State GO, Refunding, Series I, 5.00%,
          7/01/19 ............................................................................        39,000,000        45,782,490
          7/01/21 ............................................................................        24,950,000        29,442,746
    Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I
       LLC Project,
          5.50%, 6/15/34 .....................................................................        10,000,000        10,571,700
          6.25%, 6/15/40 .....................................................................        13,970,000        15,307,069
       Assured Guaranty, 5.625%, 6/15/38 .....................................................         5,000,000         5,277,600
    Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
       5.00%, 1/01/25 ........................................................................         5,000,000         5,135,350
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
       System Inc. Project, Series B, NATL Insured, Pre-Refunded, 5.30%, 9/01/27 .............        10,000,000        10,998,000
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ..........        20,000,000        22,017,800
    Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
       Improvement, Series A, NATL Insured, 5.00%, 2/01/26 ...................................         5,770,000         6,087,927
    Houston County Hospital Authority Revenue, Anticipation Certificates, Houston Healthcare
       Project, 5.25%, 10/01/35 ..............................................................        10,485,000        10,325,418
    Jefferson Public Building Authority Revenue, Jackson County Facilities, Series A, XLCA
       Insured, 5.00%, 3/01/32 ...............................................................         6,075,000         6,226,268
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/28 ...............         5,000,000         4,931,450
    Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
       Healthcare Systems, Refunding, Assured Guaranty, 6.50%, 8/01/38 .......................        10,000,000        11,217,000
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
       NATL Insured, Pre-Refunded, 5.00%,
          7/01/25 ............................................................................        12,160,000        13,414,426
          7/01/26 ............................................................................        12,800,000        14,120,448
    Private Colleges and Universities Authority Revenue, Emory University, Refunding, Series C,
       5.25%, 9/01/39 ........................................................................        21,000,000        22,634,850
    Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
       Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 .............................         5,000,000         5,055,100
                                                                                                                  ----------------
                                                                                                                       531,139,362
                                                                                                                  ----------------
    HAWAII 0.3%
    Hawaii State Airports System Revenue, Second Series,
          ETM, 6.90%, 7/01/12 ................................................................           335,000           355,720
          NATL Insured, ETM, 6.90%, 7/01/12 ..................................................           245,000           260,153
    Hawaii State Department of Budget and Finance Special Purpose Revenue,
          Hawaiian Electric Co. and Subsidiary, 6.50%, 7/01/39 ...............................         7,500,000         8,139,900
          Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 .......................           600,000           601,728
          Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 .......................         2,040,000         2,043,121
          Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 .......................         1,470,000         1,470,603


                               28 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    HAWAII (CONTINUED)
    Hawaii State GO,
          Refunding, Series BW, 6.375%, 3/01/11 ..............................................  $         75,000  $         78,687
          Series BW, ETM, 6.375%, 3/01/11 ....................................................            25,000            26,229
    Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
       Series A, FNMA Insured, 5.75%, 7/01/30 ................................................           165,000           165,013
    Honolulu City and County Board of Water Supply Water System Revenue, Refunding, Series A,
       NATL Insured, 5.00%, 7/01/36 ..........................................................        20,000,000        20,694,400
    Honolulu City and County GO, ETM, 6.00%, 12/01/14                                                    150,000           179,205
    Honolulu City and County MFHR, Waipahu Towers Project, Series A, GNMA Secured, 6.90%,
       6/20/35 ...............................................................................         1,155,000         1,159,308
    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ......................           220,000           222,319
                                                                                                                  ----------------
                                                                                                                        35,396,386
                                                                                                                  ----------------
    IDAHO 0.1%
    Idaho Health Facilities Authority Revenue, St. Luke's Health System Project, Series A,
       6.75%, 11/01/37 .......................................................................        12,500,000        13,717,125
    Idaho Housing Agency Revenue, Refunding, Series D-1, FHA Insured, 6.45%, 7/01/19 .........            50,000            50,046
                                                                                                                  ----------------
                                                                                                                        13,767,171
                                                                                                                  ----------------
    ILLINOIS 5.2%
    Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 .......................         7,765,000         7,741,472
    Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Radian Insured,
       5.125%, 11/01/37 ......................................................................         5,000,000         4,426,600
    Chicago Board of Education GO, Refunding, Series C, FSA Insured, 5.25%, 12/01/23 .........        15,860,000        17,334,504
    Chicago COP, Radian Insured, 7.75%, 7/15/11 ..............................................         3,500,000         3,594,885
    Chicago GO,
          Lakefront Millennium Parking Facilities, NATL Insured, ETM, 5.75%, 1/01/23 .........         8,955,000        10,869,848
          Project, Refunding, Series A, FSA Insured, 5.00%, 1/01/28 ..........................        13,445,000        14,073,285
          Project, Refunding, Series A, FSA Insured, 5.00%, 1/01/29 ..........................        26,000,000        26,966,160
          Refunding, Series A, 5.25%, 1/01/37 ................................................        13,785,000        14,347,841
    Chicago Midway Airport Revenue, Refunding, Series C, Assured Guaranty, 5.50%, 1/01/24 ....        18,460,000        20,129,522
    Chicago O'Hare International Airport Revenue, FSA Insured, 5.25%, 1/01/35 ................        10,000,000        10,312,600
    Chicago Wastewater Transmission Revenue, Series A, BHAC Insured, 5.50%, 1/01/38 ..........        18,000,000        19,566,540
    Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
       NATL Insured, 5.50%, 5/15/21 ..........................................................        10,000,000        10,025,200
    Illinois Finance Authority Revenue,
          Alexian Brothers Health System, Refunding, Series A, FSA Insured, 5.50%, 1/01/28 ...        45,000,000        47,667,600
          Columbia College, NATL Insured, 5.00%, 12/01/32 ....................................        15,440,000        14,353,950
          Resurrection Health Care, Series B, FSA Insured, 5.25%, 5/15/29 ....................        28,650,000        28,513,053
          Riverside Health System, 6.25%, 11/15/35 ...........................................         5,000,000         5,271,300
          Roosevelt University Project, Refunding, 6.50%, 4/01/39 ............................        15,000,000        15,380,400
          Rush University Medical Center, Refunding, Series B, NATL Insured, 5.75%, 11/01/28 .         2,500,000         2,565,775
          Rush University Medical Center, Refunding, Series B, NATL Insured, 5.25%, 11/01/35 .         3,000,000         2,897,820
          Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/38 .........        10,000,000        11,088,400
          Sherman Health System, Series A, 5.50%, 8/01/37 ....................................         5,000,000         4,511,700
    Illinois Health Facilities Authority Revenue,
       Loyola University Health Systems, Refunding, Series A, NATL Insured, 5.625%,
          7/01/18 ............................................................................         7,090,000         7,112,263
       Loyola University Health Systems, Series A, NATL Insured, ETM, 5.625%, 7/01/18 ........         2,105,000         2,566,711


                               Annual Report | 29

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Illinois Health Facilities Authority Revenue (continued)
          Methodist Medical Center, Refunding, NATL Insured, 5.25%, 11/15/21 .................  $      2,885,000  $      2,886,096
          Northwestern Medical Facility Foundation, Refunding, NATL Insured, 5.125%,
             11/15/28 ........................................................................         7,500,000         6,961,725
          South Suburban Hospital, ETM, 7.00%, 2/15/18 .......................................         3,840,000         4,546,752
    Illinois Municipal Electric Agency Power Supply Revenue, Series A, NATL RE, FGIC Insured,
       5.00%, 2/01/35 ........................................................................        20,000,000        20,112,200
    Illinois State GO,
          Assured Guaranty, 5.25%, 4/01/34 ...................................................        10,000,000        10,453,300
          FSA Insured, 5.00%, 9/01/29 ........................................................        12,000,000        12,172,680
          Refunding, 5.00%, 1/01/24 ..........................................................        12,820,000        13,347,415
    Illinois State Revenue, Build Illinois, Series B, 5.25%, 6/15/34 .........................        15,000,000        15,638,850
    Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       2/01/22 ...............................................................................         5,285,000         5,699,820
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, McCormick Place, Refunding, Series B, NATL Insured, zero cpn. to
          6/14/12, 5.50% thereafter, 6/15/20 .................................................         8,240,000         8,178,117
       Capital Appreciation, McCormick Place, Refunding, Series B, NATL Insured, zero cpn. to
          6/14/12, 5.55% thereafter, 6/15/21 .................................................         6,000,000         5,967,360
       Capital Appreciation, McCormick Place, Refunding, Series B, NATL Insured, zero cpn. to
          6/14/17, 5.65% thereafter, 6/15/22 .................................................        30,000,000        24,313,800
       McCormick Place Expansion Project, 6.50%, 6/15/22 .....................................             5,000             5,019
       McCormick Place Expansion Project, 6.50%, 6/15/27 .....................................           555,000           557,092
       McCormick Place Expansion Project, Refunding, NATL RE, FGIC Insured, 5.25%,
          12/15/28 ...........................................................................        39,580,000        40,088,999
       McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 .............           250,000           250,970
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
          6/15/10 ............................................................................         7,845,000         7,838,018
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
          6/15/11 ............................................................................         9,690,000         9,585,348
       McCormick Place Expansion Project, Series A, NATL Insured, 5.00%, 12/15/28 ............        26,795,000        27,638,239
       McCormick Place Expansion Project, Series A, NATL RE, FGIC Insured, zero cpn.,
          6/15/10 ............................................................................           155,000           154,871
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
       Convention Center, ETM, 7.00%, 7/01/26 ................................................        12,000,000        16,089,360
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......         1,000,000         1,198,970
    Southwestern Illinois Development Authority Revenue, Capital Appreciation, Local
       Government Program, FSA Insured, zero cpn.,
          12/01/24 ...........................................................................         3,850,000         1,906,905
          12/01/26 ...........................................................................         7,700,000         3,385,690
    University of Illinois University Revenues, Auxiliary Facilities System,
          Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 .................................         5,000,000         5,046,950
          Refunding, Series B, NATL RE, FGIC Insured, 5.125%, 4/01/26 ........................         3,585,000         3,635,405
          Series A, 5.75%, 4/01/38 ...........................................................         7,000,000         7,815,430
          Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ..............................         8,415,000         8,771,628
    Upper River Valley Development Authority Environmental Facilities Revenue, General
       Electric Co. Project, 5.45%, 2/01/23 ..................................................         3,600,000         3,608,208
                                                                                                                  ----------------
                                                                                                                       569,172,646
                                                                                                                  ----------------


                               30 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    INDIANA 0.9%
    Indiana Bond Bank Revenue, Special Program, Hendricks Regional Health, Series A, 5.50%,
       2/01/29 ...............................................................................  $      9,000,000  $      9,738,270
    Indiana Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A,
       6.75%, 3/01/39 ........................................................................         9,750,000        10,641,735
    Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
       3/01/27 ...............................................................................         6,500,000         6,528,795
    Indiana Health Facility Financing Authority Hospital Revenue,
          Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 .......        15,590,000        15,972,579
          Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/21 ....         1,910,000         2,062,876
          Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ................         1,200,000         1,202,796
    Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
       Refunding, 5.625%, 5/15/28 ............................................................         1,750,000         1,447,985
    Indiana Municipal Power Agency Power Supply System Revenue, Indiana Municipal Power
       Agency, Series B, 6.00%, 1/01/39 ......................................................         4,000,000         4,295,400
    Indiana State Development Financing Authority Environmental Revenue, Refunding, 6.25%,
       7/15/30 ...............................................................................         2,000,000         2,007,520
    Indiana State Educational Facilities Authority Revenue, Valparaiso University, Refunding,
       AMBAC Insured, 5.125%, 10/01/23 .......................................................         2,015,000         2,030,677
    Indiana State Finance Authority Environmental Revenue, Duke Energy Indiana, Refunding,
       Series B, 6.00%, 8/01/39 ..............................................................        10,000,000        10,777,800
    Indiana Transportation Finance Authority Highway Revenue, Pre-Refunded, 5.375%,
       12/01/25 ..............................................................................        15,000,000        15,430,500
    Jasper County EDR, Georgia-Pacific Corp. Project,
       5.625%, 12/01/27 ......................................................................         3,500,000         3,216,080
       Refunding, 6.70%, 4/01/29 .............................................................         3,000,000         3,006,000
    Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, NATL Insured,
       5.60%, 11/01/16 .......................................................................         5,000,000         5,411,650
    Madison County Authority Anderson Hospital Revenue, Refunding, Series A, NATL Insured,
       8.00%, 1/01/14 ........................................................................            55,000            55,010
    Petersburg PCR, 5.75%, 8/01/21 ...........................................................         5,000,000         5,167,500
    University of Southern Indiana Revenue, Student Fee, Series J, Assured Guaranty, 5.75%,
       10/01/28 ..............................................................................         2,000,000         2,209,280
                                                                                                                  ----------------
                                                                                                                       101,202,453
                                                                                                                  ----------------
    KANSAS 0.7%
    Burlington PCR, Kansas Gas and Electric Co. Project, Refunding,
          Series A, NATL Insured, 5.30%, 6/01/31 .............................................        18,000,000        18,502,740
          Series B, NATL Insured, 4.85%, 6/01/31 .............................................        19,325,000        19,435,346
    Kansas State Development Finance Authority Health Facilities Revenue, Stormont-Vail
       HealthCare Inc., Series L, NATL Insured, 5.125%, 11/15/36 .............................         3,750,000         3,677,962
    Kansas State Development Finance Authority Hospital Revenue,
          Adventist Health, Refunding, 5.75%, 11/15/38 .......................................         6,250,000         6,684,875
          Susan B. Allen Memorial Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 ........         2,000,000         1,937,520
    Kansas State Development Finance Authority Revenue, Water Pollution Control, Revolving
       Fund,
          Refunding, Series II, 5.125%, 11/01/18 .............................................         3,450,000         3,656,103
          Series II, Pre-Refunded, 5.125%, 11/01/18 ..........................................         1,550,000         1,653,571
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 ........................................................        20,000,000        18,391,800


                               Annual Report | 31

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    KANSAS (CONTINUED)
    Wyandotte County Kansas City Unified Government Utility System Revenue, Series A, BHAC
       Insured, 5.25%, 9/01/34 ...............................................................  $      5,000,000  $      5,511,250
                                                                                                                  ----------------
                                                                                                                        79,451,167
                                                                                                                  ----------------
    KENTUCKY 1.3%
    Carroll County Environmental Facilities Revenue, AMBAC Insured, 5.75%, 2/01/26 ...........        12,500,000        12,741,625
    Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
          8/15/10 ............................................................................         4,620,000         4,612,192
          8/15/13 ............................................................................         6,825,000         6,307,529
          8/15/14 ............................................................................         6,860,000         6,072,746
          8/15/16 ............................................................................         7,005,000         5,637,414
          8/15/17 ............................................................................         7,115,000         5,429,314
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc.,
          Refunding, Series B, NATL Insured, zero cpn., 10/01/18 .............................         8,585,000         5,449,844
          Refunding, Series C, NATL Insured, 6.05%, 10/01/19 .................................         7,385,000         7,849,073
          Refunding, Series C, NATL Insured, 6.10%, 10/01/21 .................................         6,050,000         6,386,501
          Refunding, Series C, NATL Insured, 6.10%, 10/01/23 .................................        11,295,000        11,897,701
          Series C, NATL Insured, Pre-Refunded, 6.05%, 10/01/19 ..............................         3,695,000         4,307,742
          Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/21 ..............................         2,875,000         3,356,505
          Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/23 ..............................         5,650,000         6,596,262
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
          5.80%, 10/01/12 ....................................................................         1,000,000         1,002,730
          5.85%, 10/01/17 ....................................................................         5,615,000         5,374,173
    Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
       Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/38 ...................         4,000,000         4,251,920
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, NATL Insured, 5.00%, 9/01/32 ................................................        10,000,000        10,146,500
    Kentucky State Property and Buildings Commission Revenues, Project No. 90, Refunding,
       5.50%, 11/01/28 .......................................................................        15,000,000        16,413,900
    Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine
       University, Refunding and Improvement, Series A, 6.00%, 5/01/33 .......................         3,000,000         3,036,000
    Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish
       Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%, 2/01/37 ...........        11,500,000        12,035,325
    Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35 ........         7,000,000         7,434,210
                                                                                                                  ----------------
                                                                                                                       146,339,206
                                                                                                                  ----------------
    LOUISIANA 2.3%
    Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
       10/01/12 ..............................................................................         7,695,000         7,721,240
    East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A, 5.25%,
       2/01/39 ...............................................................................         6,000,000         6,406,680
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 ..............................................................................         5,655,000         5,811,474
    Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
       5.55%, 6/01/32 ........................................................................           705,000           709,998
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 ..................        12,485,000        12,946,071
    Lafayette Public Improvement Sales Tax GO, Series B, NATL Insured, 4.75%, 3/01/30 ........         5,055,000         5,184,964


                               32 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana Local Government Environmental Facilities and CDA Revenue,
          Bossier City Public Improvement Projects, AMBAC Insured, 5.00%, 11/01/32 ...........  $      6,730,000  $      6,834,921
          Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ....................         4,290,000         4,058,340
          NATL Insured, 5.00%, 12/01/26 ......................................................         5,605,000         5,692,550
    Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries, 6.75%,
       7/01/39 ...............................................................................        10,000,000        10,911,300
    Louisiana Public Facilities Authority Revenue,
          Cleco Power Project, Mandatory Put 12/01/11, 7.00%, 12/01/38 .......................        10,000,000        10,756,900
          Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 ..............        10,000,000         8,948,900
          Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ........................        10,260,000         9,158,384
          Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ........................        10,000,000         9,001,700
          Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23 ...................        10,000,000        12,468,700
          Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
             7/01/32                                                                                   5,000,000         5,447,850
    Louisiana State Gas and Fuels Tax Revenue, Series A,
          AMBAC Insured, 5.00%, 6/01/27 ......................................................        19,250,000        19,659,447
          FSA Insured, 5.00%, 5/01/35 ........................................................        31,040,000        31,491,011
    New Orleans GO,
          Public Improvement, NATL Insured, 5.00%, 10/01/33 ..................................         3,545,000         3,303,408
          Radian Insured, 5.00%, 12/01/27 ....................................................         5,935,000         5,934,763
          Radian Insured, 5.125%, 12/01/33 ...................................................        11,645,000        11,145,546
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...         1,490,000         1,495,036
    Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put 10/01/11,
       6.00%, 10/01/38 .......................................................................         4,750,000         4,998,378
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/36 .........................................................         6,230,000         6,220,530
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
       6/01/37 ...............................................................................        40,500,000        39,118,545
    West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ............         1,350,000         1,368,158
                                                                                                                  ----------------
                                                                                                                       246,794,794
                                                                                                                  ----------------
    MAINE 0.4%
    Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
       6.20%, 9/01/19 ........................................................................         8,000,000         8,074,800
    Maine Educational Loan Authority Student Loan Revenue, A, Series A-3, Assured Guaranty,
       5.875%, 12/01/39 ......................................................................        23,000,000        25,190,060
    Maine Health and Higher Educational Facilities Authority Revenue, Series A, NATL Insured,
       5.00%, 7/01/32 ........................................................................         6,045,000         6,168,257
                                                                                                                  ----------------
                                                                                                                        39,433,117
                                                                                                                  ----------------
    MARYLAND 0.8%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 ...............................................................................         3,500,000         2,836,190
    Baltimore Project Revenue,
          Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/37 .......................         5,000,000         5,213,350
          Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/37 ............................         8,130,000         8,476,907
    Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22 .............         5,000,000         5,770,400
    Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
       Refunding, CIFG Insured, 5.00%, 6/01/33 ...............................................        15,000,000        13,951,200


                               Annual Report | 33

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State GO, State and Local Facilities Loan, Refunding, Series C, 5.00%,
       11/01/19 ..............................................................................  $     17,420,000  $     20,546,367
    Maryland State Health and Higher Educational Facilities Authority Revenue,
          Anne Arundel Health System, Series A, 6.75%, 7/01/39 ...............................         3,000,000         3,438,660
          LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/28 .....................         3,000,000         3,107,430
          Upper Chesapeake Hospitals, Series C, 6.00%, 1/01/38 ...............................         5,000,000         5,343,900
          Western Maryland Health, Series A, NATL Insured, 5.00%, 7/01/34 ....................        20,000,000        19,586,600
                                                                                                                  ----------------
                                                                                                                        88,271,004
                                                                                                                  ----------------
    MASSACHUSETTS 4.3%
    Massachusetts Bay Transportation Authority Revenue, Assessment,
          Refunding, Series A, 5.25%, 7/01/34 ................................................        27,630,000        29,673,515
          Series A, Pre-Refunded, 5.25%, 7/01/30 .............................................         2,785,000         2,791,378
          Series A, Pre-Refunded, 5.25%, 7/01/30 .............................................        14,740,000        14,854,530
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
       5.00%, 7/01/28 ........................................................................        10,000,000        11,323,100
    Massachusetts Educational Financing Authority Education Loan Revenue,
          Issue I, 6.00%, 1/01/28 ............................................................        20,000,000        21,201,000
          Series H, Assured Guaranty, 6.35%, 1/01/30 .........................................         8,070,000         8,597,294
    Massachusetts Health and Educational Facilities Authority Revenue, Northeastern University,
       Series A, 5.00%, 10/01/35 .............................................................        20,000,000        20,176,800
    Massachusetts State College Building Authority Project Revenue, Series B, 5.00%,
       5/01/35 ...............................................................................         3,500,000         3,700,165
    Massachusetts State Development Finance Agency Revenue,
          Brandeis University, Refunding, Series O-1, 5.00%, 10/01/40 ........................        19,865,000        20,282,761
          Massachusetts/Saltonstall Redevelopment Building Corp., Series A, NATL Insured,
             5.125%, 8/01/28 .................................................................         6,735,000         6,758,303
          Worcester Polytechnic Institute, Refunding, NATL Insured, 5.00%, 9/01/37 ...........        10,000,000        10,226,900
    Massachusetts State GO,
          Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 .........................        10,000,000        10,532,600
          NATL Insured, Pre-Refunded, 5.00%, 8/01/22 .........................................         4,100,000         4,462,153
    Massachusetts State Health and Educational Facilities Authority Revenue,
          Berklee College of Music, Refunding, Series A, 5.00%, 10/01/37 .....................        10,000,000        10,079,600
          Berkshire Health System, Series E, 6.25%, 10/01/31 .................................         2,250,000         2,287,732
          Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25                           4,500,000         4,526,910
          Caregroup, Series E-1, 5.125%, 7/01/33 .............................................         3,000,000         2,872,380
          Caregroup, Series E-1, 5.125%, 7/01/38 .............................................         3,500,000         3,312,890
          Emmanuel College, NATL Insured, 5.00%, 7/01/37 .....................................        10,000,000         9,752,700
          Harvard University, Refunding, Series A, 5.00%, 12/15/34 ...........................        20,000,000        21,549,000
          Harvard University, Refunding, Series A, 5.50%, 11/15/36 ...........................        51,450,000        58,048,977
          Harvard University, Series FF, Pre-Refunded, 5.00%, 7/15/22 ........................        13,550,000        14,816,518
          Northeastern University, Series R, 5.00%, 10/01/33 .................................         6,830,000         6,946,930
          Springfield College, 5.50%, 10/15/31 ...............................................         1,710,000         1,737,634
          Springfield College, 5.625%, 10/15/40 ..............................................         7,000,000         7,037,940
    Massachusetts State HFA Housing Revenue, Series B, 7.00%, 12/01/38 .......................        10,000,000        11,106,900
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
          5.65%, 10/01/17 ....................................................................         2,295,000         2,302,252
          5.70%, 10/01/27 ....................................................................         7,375,000         7,376,254


                               34 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
          AMBAC Insured, 4.50%, 8/15/35 ......................................................  $     30,000,000  $     30,201,900
          FSA Insured, 5.00%, 8/15/30 ........................................................        15,000,000        15,713,700
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Refunding,
          Series A, NATL Insured, 5.00%, 1/01/37 .............................................        52,130,000        52,156,586
          Series B, NATL Insured, 5.125%, 1/01/37 ............................................        21,150,000        21,175,380
          Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ........................................         5,000,000         5,006,200
    Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A,
          5.00%, 8/01/32 .....................................................................           225,000           230,245
          Pre-Refunded, 5.00%, 8/01/32 .......................................................         4,775,000         5,230,296
    Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
       MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29 .................................           450,000           454,563
    Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue, NATL
       Insured, Pre-Refunded, 5.375%, 6/15/29 ................................................        16,405,000        16,497,360
                                                                                                                  ----------------
                                                                                                                       475,001,346
                                                                                                                  ----------------
    MICHIGAN 3.8%
    Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 .................................         6,300,000         6,358,653
    Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 .................................         5,310,000         5,767,775
    Detroit City School District GO, School Building and Site Improvement,
          Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ...............................         2,000,000         2,216,240
          Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ...............................        14,925,000        16,149,745
          Series B, FGIC Insured, 5.00%, 5/01/33 .............................................        16,870,000        16,072,724
    Detroit GO, Distribution State Aid, 5.00%, 11/01/30 ......................................        22,500,000        22,218,750
    Detroit Sewer Disposal System Revenue,
          second lien, Series A, NATL Insured, 5.00%, 7/01/30 ................................         5,470,000         5,474,540
          senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .................        10,000,000        10,534,600
    Detroit Water Supply System Revenue,
          second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ..................         5,000,000         5,326,500
          second lien, Series B, FSA Insured, 7.00%, 7/01/36 .................................         5,000,000         5,723,050
          senior lien, Refunding, Series B, Assured Guaranty, 5.00%, 7/01/21 .................        10,000,000        10,298,200
          senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ..................         7,060,000         7,422,249
          senior lien, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/30 .......................        17,575,000        17,397,668
          senior lien, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .........         6,170,000         6,501,329
    Detroit/Wayne County Stadium Authority Revenue, NATL RE, FGIC Insured, 5.25%,
       2/01/27 ...............................................................................         8,625,000         8,623,534
    Grand Rapids Public Schools GO, School Building and Site, FSA Insured, 4.50%,
       5/01/31 ...............................................................................        21,800,000        22,086,888
    Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
       5/01/30 ...............................................................................         4,145,000         4,145,000
    Michigan State Building Authority Revenue,
          Facilities Program, Refunding, Series I, 5.00%, 10/15/24 ...........................        29,920,000        30,690,739
          Facilities Program, Refunding, Series I, 6.25%, 10/15/38 ...........................        15,000,000        16,659,900
          Facilities Program, Series H, 5.125%, 10/15/33 .....................................        12,500,000        12,597,375
          Facilities Program, Series H, FSA Insured, 5.00%, 10/15/26 .........................         5,000,000         5,124,700
          Facilities Program, Series I, Pre-Refunded, 5.00%, 10/15/24 ........................         1,430,000         1,521,849
          Refunding, Series IA, NATL RE, FGIC Insured, 5.00%, 10/15/31 .......................         9,475,000         9,485,044
    Michigan State GO, Environmental Program, Refunding, Series A,
          6.00%, 11/01/24 ....................................................................         1,000,000         1,120,090
          5.50%, 11/01/25 ....................................................................         1,000,000         1,077,860


                               Annual Report | 35

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19 ......................................  $     10,000,000  $     10,271,200
    Michigan State Hospital Finance Authority Revenue, Mid-Michigan Obligation Group,
       Series A,
          6.00%, 6/01/29 .....................................................................         4,000,000         4,285,680
          6.125%, 6/01/39 ....................................................................         5,000,000         5,349,550
    Michigan State Strategic Fund Limited Obligation Revenue, Detroit Education, Refunding,
       5.625%, 7/01/20 .......................................................................         7,000,000         7,750,190
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .......        10,000,000        10,052,600
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 ..............................................................................        10,000,000        10,678,900
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
          Senior Series A, 5.25%, 6/01/22 ....................................................        10,000,000         9,929,000
          Senior Series A, 6.00%, 6/01/34 ....................................................        42,680,000        35,839,676
          Turbo, Series A, 6.875%, 6/01/42 ...................................................        17,500,000        15,808,800
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
          Refunding, 8.25%, 9/01/39 ..........................................................        20,000,000        23,822,600
          Refunding, Series W, 6.375%, 8/01/29 ...............................................        10,000,000        10,537,300
          Series M, NATL Insured, 5.25%, 11/15/31 ............................................        10,000,000         9,398,600
    Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 .................         5,000,000         5,022,000
    West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ..........................         5,000,000         5,161,600
                                                                                                                  ----------------
                                                                                                                       414,502,698
                                                                                                                  ----------------
    MINNESOTA 0.9%
    Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 .........................         9,100,000         8,355,893
    Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ........         1,500,000         1,344,300
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
          Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ...............................        32,025,000        33,044,996
          Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ...............................        19,000,000        19,605,150
    Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
          6.625%, 11/15/28 ...................................................................        11,000,000        12,268,960
          6.75%, 11/15/32 ....................................................................         6,250,000         6,946,688
    Minnesota Agricultural and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, NATL Insured, 5.75%, 11/15/26 ....................................           510,000           510,306
    Minnetonka MFHR, Ridgepointe II Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 ..............................................................................        11,075,000        11,356,194
    Roseville MFHR, Rosepointe I Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 ..............................................................................         7,650,000         7,782,268
    University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ...........................         1,250,000         1,419,738
                                                                                                                  ----------------
                                                                                                                       102,634,493
                                                                                                                  ----------------
    MISSISSIPPI 0.8%
    Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
       2/01/26 ...............................................................................        36,500,000        36,496,715
    Jackson County Environmental Improvement Revenue, International Paper Co. Project,
       6.70%, 5/01/24 ........................................................................         3,500,000         3,546,060
    Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
          5.875%, 4/01/22 ....................................................................        40,000,000        39,996,800
          5.90%, 5/01/22 .....................................................................         8,250,000         8,249,340


                               36 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    MISSISSIPPI (CONTINUED)
    Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................  $      2,000,000  $      2,244,440
                                                                                                                  ----------------
                                                                                                                        90,533,355
                                                                                                                  ----------------
    MISSOURI 1.1%
    Jackson County Special Obligation Revenue, NATL Insured, 5.00%, 12/01/22 .................         9,095,000         9,377,764
    Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
       Series A, NATL Insured, 5.00%, 12/01/30 ...............................................        11,500,000        11,689,060
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
          Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 ...........................        14,000,000        14,067,480
          Plum Point Project, NATL Insured, 5.00%, 1/01/34 ...................................         8,000,000         7,646,880
    Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
       10/15/28 ..............................................................................         8,250,000         8,500,635
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       St. Luke's Health System, Series B, 5.50%, 11/15/35 ...................................        15,000,000        15,525,750
    Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
          Refunding, Series A, NATL Insured, 5.00%, 6/01/22 ..................................           230,000           230,126
          Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ..............................         9,950,000        10,539,239
          Series B, AMBAC Insured, 5.25%, 6/01/21 ............................................         7,550,000         7,713,004
    St. Louis Airport Revenue,
          Airport Development Program, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/20 ..         5,000,000         5,257,100
          Airport Development Program, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/21 ..         7,250,000         7,622,795
          Capital Improvement Program, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/27 ..        12,390,000        13,485,772
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
       5.40%, 5/15/28 ........................................................................         4,000,000         3,353,680
                                                                                                                  ----------------
                                                                                                                       115,009,285
                                                                                                                  ----------------
    MONTANA 0.3%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ......        30,000,000        29,882,400
                                                                                                                  ----------------
    NEBRASKA 1.4%
    Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured, 5.00%,
       12/15/31 ..............................................................................         5,795,000         6,083,823
    Lancaster County Correctional Facility Joint Public Agency GO, Building, 5.00%,
       12/01/28 ..............................................................................         5,000,000         5,423,900
    Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%, 1/15/36 ......        24,725,000        26,291,329
    Lincoln Electric System Revenue, 5.00%, 9/01/31 ..........................................         8,645,000         9,008,954
    Madison County Hospital Authority No. 001 Hospital Revenue, Faith Regional Health
       Services Project, Series A-1, 6.00%, 7/01/33 ..........................................        12,000,000        12,195,720
    Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A,
       BHAC Insured, 5.375%, 4/01/39 .........................................................         5,000,000         5,432,550
    Omaha Convention Hotel Corp. Revenue, Convention Center, first tier,
          Refunding, AMBAC Insured, 5.00%, 2/01/35 ...........................................        30,000,000        30,014,700
          Series A, AMBAC Insured, Pre-Refunded, 5.125%, 4/01/26 .............................        12,500,000        13,507,875
    Omaha Public Facilities Corp. Lease Revenue, Baseball Stadium Project, 5.00%,
       6/01/36 ...............................................................................         9,000,000         9,325,080
    Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2, Series A,
       AMBAC Insured, 5.00%, 2/01/30 .........................................................        12,165,000        12,680,431
    University of Nebraska Revenues,
          Kearney Student Fees and Facilities, 5.00%, 7/01/30 ................................         5,000,000         5,279,100
          Lincoln Student Fees and Facilities, Series A, 5.25%, 7/01/34 ......................         5,000,000         5,377,400


                               Annual Report | 37

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEBRASKA (CONTINUED)
    University of Nebraska Revenues, (continued)
          Omaha Student Facilities Project, 5.00%, 5/15/32 ...................................  $      5,000,000  $      5,278,550
          University of Nebraska Omaha Health and Recreation Project, 5.00%, 5/15/38 .........         5,000,000         5,252,750
                                                                                                                  ----------------
                                                                                                                       151,152,162
                                                                                                                  ----------------
    NEVADA 0.7%
    Clark County Airport Revenue, sub. lien,
          Series A-2, NATL RE, FGIC Insured, 5.125%, 7/01/27 .................................        10,000,000        10,154,300
          Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 ...............................        20,000,000        21,109,800
    Clark County School District GO,
          Refunding, Series A, NATL RE, FGIC Insured Insured, 5.00%, 6/15/24 .................        15,000,000        16,005,150
          Series C, FSA Insured, 5.00%, 6/15/21 ..............................................        10,000,000        10,826,700
    Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
       12/01/17 ..............................................................................        10,275,000        10,312,812
    Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
       1/15/23 ...............................................................................         5,000,000         4,895,300
    Washoe County GO, Reno Sparks Convention, Refunding, Series A, NATL RE, FGIC Insured,
       5.00%, 7/01/24 ........................................................................         5,000,000         5,162,200
                                                                                                                  ----------------
                                                                                                                        78,466,262
                                                                                                                  ----------------
    NEW HAMPSHIRE 0.2%
    Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
       6/20/33 ...............................................................................         5,316,000         5,319,402
    New Hampshire Health and Education Facilities Authority Revenue,
          Exeter Project, 6.00%, 10/01/24 ....................................................         2,000,000         2,069,360
          Exeter Project, 5.75%, 10/01/31 ....................................................         1,000,000         1,024,260
          The Memorial Hospital, Refunding, 5.25%, 6/01/26 ...................................         1,000,000           932,070
          The Memorial Hospital, Refunding, 5.25%, 6/01/36 ...................................         1,100,000           963,138
    New Hampshire Higher Educational and Health Facilities Authority Revenue, New Hampshire
       Catholic Charities, 5.80%, 8/01/22 ....................................................         1,000,000           987,840
    New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligation Group,
       Series A, 6.125%, 10/01/39 ............................................................         5,000,000         5,069,200
                                                                                                                  ----------------
                                                                                                                        16,365,270
                                                                                                                  ----------------
    NEW JERSEY 2.8%
    Health Care Facilities Financing Authority Revenue, Englewood Hospital, NATL Insured,
       5.00%, 8/01/23 ........................................................................         5,000,000         5,058,400
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
          Series 1, 6.00%, 1/01/19 ...........................................................         2,100,000         1,844,577
          Series 1, 6.00%, 1/01/29 ...........................................................         5,000,000         3,957,450
          Series 2, 6.125%, 1/01/19 ..........................................................         2,000,000         1,772,140
          Series 2, 6.125%, 1/01/29 ..........................................................         5,000,000         4,016,650
    New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
       Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .................................         5,000,000         5,001,500
    New Jersey EDA Revenue,
          Cigarette Tax, 5.75%, 6/15/29 ......................................................        20,000,000        20,042,000
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29 ............        10,000,000        10,029,100
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ............         5,000,000         4,923,800
          School Facilities Construction, Series C, NATL Insured, 4.75%, 6/15/25 .............         7,500,000         7,556,550
          School Facilities Construction, Series O, 5.125%, 3/01/28 ..........................        20,000,000        20,852,000
          School Facilities Construction, Series U, 5.00%, 9/01/37 ...........................        22,000,000        22,567,820


                               38 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey Health Care Facilities Financing Authority Revenue, State Contract Hospital
       Asset Transitions Program, Series A, 5.25%, 10/01/38 ..................................  $     10,000,000  $     10,245,200
    New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%,
          6/15/25 ............................................................................        20,305,000        21,635,181
          6/15/26 ............................................................................         8,000,000         8,505,520
          6/15/27 ............................................................................         4,000,000         4,252,760
          6/15/28 ............................................................................         2,000,000         2,111,000
    New Jersey State Housing and Mortgage Finance Agency Revenue, Series AA, 6.375%,
       10/01/28 ..............................................................................         7,375,000         8,074,150
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series A,
          6.00%, 12/15/38 ....................................................................        60,000,000        68,431,800
          FSA Insured, 5.00%, 12/15/34 .......................................................        35,000,000        36,528,100
    New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15, 5.15%
          thereafter, 1/01/35 ................................................................        10,000,000         8,024,900
       Series E, 5.25%, 1/01/40 ..............................................................        13,925,000        14,717,193
    Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 5.75%, 6/01/32 ..............        16,605,000        17,827,460
                                                                                                                  ----------------
                                                                                                                       307,975,251
                                                                                                                  ----------------
    NEW MEXICO 0.1%
    New Mexico Finance Authority Revenue, New Mexico Finance Authority, Series B, 5.50%,
       6/01/39 ...............................................................................        11,000,000        11,011,330
    New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A, Pre-Refunded,
       6.00%, 6/15/13 ........................................................................         1,000,000         1,006,320
                                                                                                                  ----------------
                                                                                                                        12,017,650
                                                                                                                  ----------------
    NEW YORK 5.9%
    Long Island Power Authority Electric System Revenue, General, Refunding, Series A, 6.00%,
       5/01/33 ...............................................................................        12,500,000        14,050,625
    MTA Commuter Facilities Revenue, Series A, Pre-Refunded, 5.25%, 7/01/28 ..................         5,000,000         5,283,450
    MTA Dedicated Tax Fund Revenue,
          Series A, NATL Insured, ETM, 6.25%, 4/01/11 ........................................         1,280,000         1,349,056
          Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 .....................        14,250,000        15,211,162
          Series B, 5.25%, 11/15/28 ..........................................................         6,000,000         6,495,300
          Series B, 5.25%, 11/15/29 ..........................................................         4,000,000         4,320,440
          Series B, 5.25%, 11/15/30 ..........................................................         3,000,000         3,237,870
          Series B, 5.00%, 11/15/34 ..........................................................         5,000,000         5,227,400
    MTA Revenue,
          Refunding, Series E, 5.25%, 11/15/31 ...............................................        10,000,000        10,312,100
          Refunding, Series U, 5.125%, 11/15/31 ..............................................        20,720,000        21,304,926
          Series A, 5.00%, 11/15/37 ..........................................................        25,000,000        25,202,500
          Transportation, Series C, 6.50%, 11/15/28 ..........................................        15,000,000        17,404,650
    MTA Transit Facilities Revenue, Service Contract, Series 8, Pre-Refunded, 5.375%,
       7/01/21 ...............................................................................        15,000,000        17,038,350
    New York City GO,
          Refunding, Series C, 5.00%, 8/01/23 ................................................        24,620,000        26,922,462
          Refunding, Series H, 6.125%, 8/01/25 ...............................................             5,000             5,018
          Series D, 8.00%, 8/01/16 ...........................................................             5,000             5,080


                               Annual Report | 39

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City GO (continued)
          Series D, 5.50%, 6/01/24 ...........................................................  $     16,405,000  $     17,131,741
          Series D, Pre-Refunded, 5.50%, 6/01/24 .............................................         7,535,000         8,277,725
          Series E, 6.50%, 12/01/12 ..........................................................            20,000            20,081
          Series E, Sub Series E-1, 6.25%, 10/15/28 ..........................................        10,000,000        11,684,600
          Series F, 5.25%, 1/15/23 ...........................................................        14,415,000        15,118,164
          Series F, Pre-Refunded, 5.25%, 1/15/23 .............................................         5,585,000         6,214,374
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
          Pre-Refunded, 5.50%, 6/15/33 .......................................................        55,000,000        55,868,450
          Refunding, Series D, 5.25%, 6/15/25 ................................................        10,000,000        10,383,000
          Refunding, Series D, 5.00%, 6/15/37 ................................................        19,800,000        20,687,634
          Refunding, Series FF-2, 5.50%, 6/15/40 .............................................        15,000,000        16,776,150
          Series A, 5.75%, 6/15/40 ...........................................................         6,000,000         6,791,940
          Series G, FSA Insured, 5.125%, 6/15/32 .............................................        24,215,000        24,751,120
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
          Series S-2, 6.00%, 7/15/38 .........................................................        20,000,000        22,860,200
          Series S-3, 5.25%, 1/15/34 .........................................................        10,170,000        10,780,709
          Series S-4, 5.50%, 1/15/34 .........................................................        12,890,000        14,138,525
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
          Refunding, Series B, 5.00%, 5/01/30 ................................................         7,200,000         7,473,816
          Series B, Pre-Refunded, 6.00%, 11/15/29 ............................................        10,000,000        10,116,000
          Series B, Pre-Refunded, 5.00%, 5/01/30 .............................................           300,000           322,932
          Series C, Pre-Refunded, 5.50%, 11/01/20 ............................................         5,000,000         5,050,000
          Series C, Pre-Refunded, 5.50%, 11/01/24 ............................................         4,200,000         4,242,000
          Series D, 5.00%, 2/01/27 ...........................................................        10,000,000        10,422,500
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 ........................................................         8,000,000         8,185,360
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
       Insured, 5.00%, 11/15/30 ..............................................................        10,000,000        10,154,100
    New York Liberty Development Corp. Revenue,
          5.50%, 10/01/37 ....................................................................        13,000,000        13,546,130
          Goldman Sachs Headquarters, 5.25%, 10/01/35 ........................................        25,000,000        25,209,000
    New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
       5/15/39 ...............................................................................        16,000,000        16,185,440
    New York State Dormitory Authority Revenues,
       City University System Consolidated, Third General, Refunding, Series 1, 5.25%,
          7/01/25 ............................................................................        10,000,000        10,015,800
       State Supported Debt, Upstate Community Colleges, 6.00%, 7/01/31 ......................        23,215,000        25,792,561
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
          7/01/28 ............................................................................         1,535,000         1,544,317
    New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
          6.10%, 11/01/15 ....................................................................           370,000           370,252
          6.125%, 11/01/20 ...................................................................           305,000           305,107
    New York State Urban Development Corp. Revenue, State Personal Income Tax, Series B-1,
       5.00%, 3/15/36 ........................................................................         5,000,000         5,289,350
    Onondaga County GO, 5.875%, 2/15/12 ......................................................           300,000           326,316
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/29 .......         8,000,000         8,499,920


                               40 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues,
          General, Series A-2, 5.25%, 11/15/34 ...............................................  $      7,500,000  $      8,081,775
          General Purpose, 5.25%, 11/15/38 ...................................................        25,000,000        26,808,000
          General Purpose, Refunding, Series A, 5.00%, 1/01/27 ...............................         5,000,000         5,155,250
          General Purpose, Series A, 5.00%, 1/01/32 ..........................................         3,085,000         3,162,156
          General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 ............................        15,000,000        18,593,100
          General Purpose, Series X, ETM, 6.625%, 1/01/12 ....................................         1,800,000         1,919,808
          General Purpose, Series Y, ETM, 6.00%, 1/01/12 .....................................           500,000           530,250
                                                                                                                  ----------------
                                                                                                                       642,156,042
                                                                                                                  ----------------
    NORTH CAROLINA 1.6%
    Charlotte Airport Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ........................         6,000,000         6,044,340
    Charlotte COP,
          Refunding, Series C, 5.00%, 6/01/34 ................................................         8,000,000         8,478,400
          Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ...............................        15,940,000        16,560,863
    North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series B, 6.00%, 1/01/22 ................................................         1,250,000         1,464,438
          Refunding, Series B, 6.25%, 1/01/23 ................................................        39,030,000        46,777,455
          Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ..................................         1,280,000         1,283,917
          Refunding, Series D, 5.125%, 1/01/23 ...............................................        12,000,000        12,333,240
          Refunding, Series D, 5.125%, 1/01/26 ...............................................         3,000,000         3,065,100
          Series A, 5.50%, 1/01/26 ...........................................................         4,500,000         4,836,060
    North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center, FSA
       Insured, 4.75%, 9/01/24 ...............................................................         6,970,000         7,092,114
    North Carolina State Capital Improvement Limited Obligation Revenue, 5.00%,
          5/01/22 ............................................................................         5,000,000         5,602,800
          5/01/24 ............................................................................         5,500,000         6,086,850
          5/01/25 ............................................................................         5,750,000         6,326,380
          5/01/27 ............................................................................         4,500,000         4,893,615
          5/01/28 ............................................................................         4,250,000         4,594,888
    North Carolina Turnpike Authority Triangle Expressway System Revenue,
          Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/33 ...............        25,000,000         6,845,250
          Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/34 ...............        15,000,000         3,870,000
          Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/35 ...............        15,215,000         3,662,859
          Series A, Assured Guaranty, 5.50%, 1/01/29 .........................................         6,750,000         7,129,957
          Series A, Assured Guaranty, 5.75%, 1/01/39 .........................................        10,380,000        10,980,587
    Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ..............        11,000,000        11,661,320
                                                                                                                  ----------------
                                                                                                                       179,590,433
                                                                                                                  ----------------
    NORTH DAKOTA 0.3%
    Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
          Assured Guaranty, 5.00%, 12/01/26 ..................................................         8,385,000         8,483,691
          Refunding, 5.50%, 12/01/20 .........................................................         8,870,000         8,792,565
          Refunding, 5.50%, 12/01/24 .........................................................        13,945,000        13,483,421
                                                                                                                  ----------------
                                                                                                                        30,759,677
                                                                                                                  ----------------
    OHIO 2.6%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
       Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ..............................         9,250,000         9,299,950


                               Annual Report | 41

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Akron Income Tax Revenue, Community Learning, NATL RE, FGIC Insured, 5.00%,
          12/01/26 ...........................................................................  $      6,085,000  $      6,242,723
          12/01/27 ...........................................................................         3,185,000         3,259,051
    American Municipal Power Inc. Revenue, Refunding, 5.00%, 2/15/38 .........................        22,500,000        23,110,875
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
       Senior Capital Appreciation Turbo Term Bond, Series A-3, zero cpn. to 12/01/12,
       6.25% thereafter, 6/01/37 .............................................................        15,000,000        10,433,550
       Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 ...................        11,250,000         8,821,688
       Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 ...................         5,000,000         3,869,200
    Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ..................        17,930,000        17,959,764
    Cleveland State University General Receipt Revenue, NATL RE, FGIC Insured, 5.00%,
       6/01/29 ...............................................................................         5,000,000         5,099,350
    Columbus City School District GO, School Facilities Construction and Improvement, FGIC
       Insured, Pre-Refunded, 5.00%, 12/01/28 ................................................        16,000,000        17,884,960
    Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 .........        17,100,000        17,307,936
    Hamilton County Sales Tax Revenue,
          Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 ................................         1,995,000         2,002,401
          Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 .............................         8,005,000         8,228,980
    Kettering City School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.00%,
          12/01/30 ...........................................................................         1,860,000         2,104,311
    Little Miami Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
       5.00%, 12/01/34 .......................................................................         4,000,000         4,671,160
    Maple Heights City School District GO, School Facilities Improvement, 5.00%, 1/15/37 .....        29,370,000        30,243,170
    Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
          12/01/31 ...........................................................................         8,000,000         8,035,280
          12/01/36 ...........................................................................        13,725,000        13,704,413
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
          5.375%, 12/01/20 ...................................................................         4,275,000         4,440,357
          5.45%, 12/01/25                                                                              3,000,000         3,117,330
    Ohio State Air Quality Development Authority Revenue, Pollution Control, FirstEnergy
       Solutions Corp., Refunding, Series C, 5.625%, 6/01/18 .................................         8,500,000         9,176,770
    Ohio State GO, Series A, 5.375%, 9/01/28 .................................................        10,000,000        11,006,800
    Ohio State Water Development Authority Pollution Control Facilities Revenue, FirstEnergy
       Solutions Corp., Mandatory Put 6/01/16, Refunding, Series A, 5.875%, 6/01/33 ..........        13,000,000        14,420,380
    Pickerington Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ...........................................        15,000,000        16,028,700
    Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
       2/15/38 ...............................................................................        17,000,000        17,350,540
    Springboro Community City School District GO, School Improvement, NATL Insured,
       Pre-Refunded, 5.00%, 12/01/27 .........................................................        10,350,000        11,802,105
    University of Cincinnati COP, Jefferson Avenue Residence Hall, NATL Insured, 5.125%,
       6/01/28 ...............................................................................         4,000,000         4,009,360
    University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, Pre-Refunded,
       5.25%, 6/01/24 ........................................................................         5,000,000         5,307,300
                                                                                                                  ----------------
                                                                                                                       288,938,404
                                                                                                                  ----------------
    OKLAHOMA 0.0%(b)
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
       6.00%, 8/15/14 ........................................................................         1,845,000         1,839,170
                                                                                                                  ----------------


                               42 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON 1.1%
    Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
       6/15/20 ...............................................................................  $      4,000,000  $      4,021,960
    Lane County School District No. 19 Springfield GO, Refunding, NATL RE, FGIC Insured,
       6.00%, 10/15/13 .......................................................................         1,250,000         1,419,188
    Oregon Health and Science University Revenue, Series A,
          5.75%, 7/01/39                                                                               5,000,000         5,444,850
          NATL Insured, 5.00%, 7/01/26 .......................................................        10,500,000        10,499,265
    Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
       Pre-Refunded, 6.00%, 5/01/26 ..........................................................        10,000,000        10,100,000
    Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Series A,
       4.50%, 11/15/32 .......................................................................        30,000,000        30,343,500
    Oregon State EDR, Georgia-Pacific Corp. Project,
          Refunding, Series 183, 5.70%, 12/01/25 .............................................         3,500,000         3,286,745
          Series CLVII, 6.35%, 8/01/25 .......................................................         5,500,000         5,499,670
    Oregon State GO, State Board of Higher Education, Series A,
          5.00%, 8/01/26 .....................................................................         6,630,000         7,033,435
          5.00%, 8/01/27 .....................................................................         6,955,000         7,351,087
          Pre-Refunded, 5.00%, 8/01/26                                                                12,000,000        12,676,800
    Port of Portland International Airport Revenue, Series Nineteen, 5.50%, 7/01/38 ..........        25,000,000        26,759,750
                                                                                                                  ----------------
                                                                                                                       124,436,250
                                                                                                                  ----------------
    PENNSYLVANIA 3.2%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A, NATL
       Insured, Pre-Refunded, 6.50%, 11/15/30 ................................................        10,000,000        10,523,600
    Allegheny County Port Authority Special Revenue, Transportation, Refunding, NATL RE,
       FGIC Insured, 5.00%, 3/01/29 ..........................................................        10,000,000        10,101,600
    Centennial School District Bucks County GO, Series B, FSA Insured, 5.25%, 12/15/37 .......        13,655,000        14,348,947
    Coatesville School District GO, FSA Insured, 5.00%, 8/01/24 ..............................         6,420,000         6,852,965
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
       Insured, 5.60%, 7/01/17 ...............................................................         5,000,000         5,503,050
    Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
       11/01/37 ..............................................................................         5,000,000         4,342,750
    Erie Water Authority Water Revenue, Series A, NATL Insured, Pre-Refunded, 5.20%,
       12/01/30 ..............................................................................        18,700,000        20,010,309
    Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life Communities
       Inc. Obligated Group, 5.25%, 11/15/28 .................................................         2,500,000         2,363,975
    Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital
       Project, Series A, 5.375%, 8/15/28 ....................................................         5,000,000         4,973,650
    Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
       5.25%, 10/01/30 .......................................................................        12,150,000        12,562,249
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
       Allegheny Energy Supply Co., LLC Project, 7.00%, 7/15/39 ..............................        20,000,000        22,201,200
    Pennsylvania Economic Development Financing Authority Water Facility Revenue, American
       Water Co. Project, 6.20%, 4/01/39 .....................................................        12,500,000        13,335,375
    Pennsylvania State Higher Educational Facilities Authority Revenue, Temple University,
       Refunding, NATL Insured, 5.00%, 4/01/33 ...............................................        14,225,000        14,552,602
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
       7/15/31 ...............................................................................         5,850,000         6,226,331


                               Annual Report | 43

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pennsylvania State Turnpike Commission Turnpike Revenue,
          Capital Appreciation, Series C, FSA Insured, zero cpn. to 6/01/16, 6.25% thereafter,
             6/01/33 .........................................................................  $      5,000,000  $      3,731,500
          Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.00%, 6/01/28 ..............         5,000,000         5,643,450
          Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 ..............        15,000,000        16,889,400
          Series B, 5.75%, 6/01/39 ...........................................................        20,000,000        21,398,600
    Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
       Pre-Refunded, 5.25%, 10/01/30 .........................................................        15,630,000        16,828,352
    Philadelphia Gas Works Revenue,
          Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ......................................         5,000,000         5,096,900
          Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 .............................         5,000,000         4,999,400
    Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24 ...................        11,000,000        11,512,930
    Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Mortgage,
       North Philadelphia Health Systems, Refunding, Series A, FHA Insured,
          5.30%, 1/01/18 .....................................................................         2,335,000         2,340,534
          5.35%, 1/01/23 .....................................................................         5,690,000         5,703,713
          5.375%, 1/01/28                                                                              3,700,000         3,708,954
    Philadelphia Municipal Authority Revenue, Lease, 6.375%, 4/01/29 .........................         4,500,000         4,780,530
    Philadelphia RDAR, Neighborhood Transformation, Series C, NATL RE, FGIC Insured, 5.00%,
          4/15/29 ............................................................................        10,965,000        10,548,988
          4/15/30 ............................................................................        12,000,000        11,460,120
    Philadelphia School District GO,
          Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 ................................        14,050,000        14,606,099
          Series E, 6.00%, 9/01/38 ...........................................................        25,000,000        27,287,250
    Philadelphia Water and Wastewater Revenue, Series A,
          5.25%, 1/01/25 .....................................................................         1,000,000         1,053,220
          5.00%, 1/01/26 .....................................................................         5,000,000         5,152,000
          5.00%, 1/01/27 .....................................................................         1,750,000         1,796,900
          5.25%, 1/01/32 .....................................................................         5,000,000         5,175,400
          NATL RE, FGIC Insured, 5.00%, 11/01/31 .............................................         8,995,000         9,057,605
    Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
       5.125%, 2/01/35 .......................................................................        15,000,000        13,300,200
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 ....................................................         5,000,000         4,751,200
                                                                                                                  ----------------
                                                                                                                       354,721,848
                                                                                                                  ----------------
    RHODE ISLAND 1.0%
    Narragansett Bay Commission Wastewater System Revenue, Series A, NATL Insured, 5.00%,
       8/01/30 ...............................................................................         7,990,000         8,170,334
    Rhode Island Convention Center Authority Revenue, Refunding, Series A, Assured Guaranty,
       5.50%, 5/15/27 ........................................................................        17,300,000        18,373,811
    Rhode Island Health and Educational Building Corp. Higher Education Facility Revenue,
       Brown University Rhode Island, Refunding, Series A, 5.00%, 9/01/39 ....................         9,695,000        10,318,389
    Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
          Refunding, Series 15-A, 6.85%, 10/01/24 ............................................           620,000           620,025
          Refunding, Series 25-A, 4.95%, 10/01/16 ............................................           100,000           100,060
          Series 10-A, 6.50%, 10/01/22 .......................................................           475,000           475,342
          Series 10-A, 6.50%, 4/01/27 ........................................................           265,000           265,183


                               44 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    RHODE ISLAND (CONTINUED)
    Rhode Island State Economic Development Corp. Airport Revenue, Series B, NATL Insured,
       5.00%,
          7/01/27 ............................................................................  $     12,280,000  $     12,530,635
          7/01/30 ............................................................................        14,965,000        15,153,858
    Rhode Island State Health and Educational Building Corp. Revenue,
          Higher Education Facility, University of Rhode Island, Refunding, Series A, AMBAC
             Insured, 5.00%, 9/15/30 .........................................................        10,000,000        10,178,100
          Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ......................           925,000           958,013
          Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 ........         6,075,000         6,665,247
          Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
             5/15/26 .........................................................................         5,000,000         5,112,100
          Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
             5/15/32 .........................................................................        14,440,000        14,536,748
          Hospital Financing, Lifespan Obligated Group, Series A, 7.00%, 5/15/39 .............         8,200,000         9,227,378
                                                                                                                  ----------------
                                                                                                                       112,685,223
                                                                                                                  ----------------
    SOUTH CAROLINA 1.8%
    Charleston Educational Excellence Finance Corp. Revenue, Charleston County School
       District, 5.25%, 12/01/30 .............................................................         8,000,000         8,288,560
    Dorchester County Waterworks and Sewer System Revenue, Refunding, NATL Insured,
       5.00%, 10/01/28 .......................................................................         8,000,000         8,122,160
    Greenville County School District Installment Purchase Revenue, Building Equity Sooner
       Tomorrow, Refunding, 5.00%, 12/01/28 ..................................................         7,500,000         7,715,325
    Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood School
       District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 .............................         7,030,000         6,788,027
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
       Project, 5.00%, 12/01/26 ..............................................................        12,300,000        12,464,943
    Medical University of South Carolina Hospital Authority Hospital Facilities Revenue, Mortgage,
       Refunding, Series A, NATL Insured, 5.00%, 8/15/31 .....................................        12,720,000        12,425,913
    Newberry Investing in Children's Education Installment Revenue, Newberry County School
       District Project, 5.00%, 12/01/30 .....................................................         4,000,000         3,718,400
    Piedmont Municipal Power Agency Electric Revenue, Series A-2, 5.00%, 1/01/24 .............        10,000,000        10,653,300
    Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort School
       District, FSA Insured, 5.00%, 12/01/31 ................................................         5,340,000         5,573,625
    Scago Educational Facilities Corp. for Chesterfield School District Revenue, School Project,
       Assured Guaranty, 5.00%, 12/01/29 .....................................................         7,500,000         7,541,400
    Scago Educational Facilities Corp. for Colleton School District Revenue, School Project,
       Assured Guaranty, 5.00%,
          12/01/25 ...........................................................................         3,340,000         3,418,724
          12/01/26 ...........................................................................         4,000,000         4,076,080
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%,
          12/01/25 ...........................................................................        18,900,000        19,617,066
          12/01/31 ...........................................................................        10,000,000        10,212,900
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding, Series A,
       FSA Insured, 5.00%, 8/01/35 ...........................................................        20,000,000        19,941,600
    South Carolina Jobs EDA Hospital Revenue,
          Anmed Health, Refunding and Improvement, Series B, Assured Guaranty, 5.375%,
             2/01/29 .........................................................................         4,000,000         4,214,840
          Improvement, Palmetto Health, Refunding, 5.75%, 8/01/39 ............................         3,000,000         2,953,770


                               Annual Report | 45

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA (CONTINUED)
    South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 ...  $     31,835,000  $     32,541,419
    South Carolina State Public Service Authority Revenue, Refunding,
          Series A, 5.50%, 1/01/38 ...........................................................         7,500,000         8,172,600
          Series B, 5.25%, 1/01/34 ...........................................................         6,000,000         6,484,560
    Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County School
       District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32                                        6,000,000         5,721,540
                                                                                                                  ----------------
                                                                                                                       200,646,752
                                                                                                                  ----------------
    SOUTH DAKOTA 0.4%
    South Dakota Health and Educational Facilities Authority Revenue,
          Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ..................................        15,425,000        15,780,083
          Avera Health Issue, Series B, 5.50%, 7/01/35 .......................................         3,000,000         3,068,970
          Avera Health Issue, Series B, 5.25%, 7/01/38 .......................................         5,000,000         5,009,500
          Sanford Health, 5.00%, 11/01/27 ....................................................         2,355,000         2,392,445
          Sanford Health, 5.00%, 11/01/40 ....................................................        12,945,000        12,805,065
                                                                                                                  ----------------
                                                                                                                        39,056,063
                                                                                                                  ----------------
    TENNESSEE 0.3%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 ...................         6,000,000         6,045,240
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
       Mountain States Health, Series A, NATL Insured, Pre-Refunded, 6.00%, 7/01/21 ..........         7,000,000         7,120,330
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
       Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ...................................         2,740,000         3,018,877
    Knox County Health Educational and Housing Facilities Board Revenue, University Health
       System Inc., Refunding, 5.25%, 4/01/27 ................................................        17,500,000        17,229,450
    Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
       7/01/15 ...............................................................................           215,000           216,159
                                                                                                                  ----------------
                                                                                                                        33,630,056
                                                                                                                  ----------------
    TEXAS 7.4%
    Allen ISD, GO, School Building, Series A, 5.00%, 2/15/39 .................................        12,575,000        13,193,313
    Austin Community College District Public Facility Corp. Revenue, Educational Facility Project,
       Round Rock Campus, 5.25%, 8/01/33 .....................................................         8,675,000         9,130,351
    Austin Electric Utility System Revenue, Refunding, NATL Insured, 5.00%, 11/15/28 .........        10,000,000        10,168,200
    Austin ISD, GO, Refunding, 5.00%, 8/01/33 ................................................        10,000,000        10,551,700
    Austin Water and Wastewater System Revenue, Refunding, Series A, 5.00%, 11/15/39 .........        16,400,000        17,086,340
    Bexar County GO, Certificates of Obligation, Combined Flood Control Tax, FSA Insured,
       5.00%, 6/15/37 ........................................................................        20,000,000        20,820,800
    Bexar County HFC, MFHR, American Opportunity Housing, Series A, NATL Insured, 5.80%,
       1/01/31 ...............................................................................         6,000,000         5,302,440
    Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/38 ............        10,000,000        10,095,500
    Bridge City ISD, GO, PSF Guarantee, Pre-Refunded, 5.375%, 2/15/32 ........................         1,930,000         2,005,560
    Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ..................................         1,000,000         1,062,010
    Crowley ISD, GO, School Building, PSF Guarantee, 5.00%, 8/01/36 ..........................        13,900,000        14,656,994
    Dallas Civic Center Revenue, Refunding and Improvement, Assured Guaranty, 5.25%,
       8/15/34 ...............................................................................        18,975,000        19,635,520
    Dallas County Utility and Reclamation District GO, Refunding, Series A, AMBAC Insured,
       5.375%, 2/15/29 .......................................................................        28,325,000        28,173,461
    Dallas ISD, GO, Refunding, PSF Guarantee, 5.25%, 2/15/20 .................................         2,000,000         2,136,520


                               46 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
       NATL RE, FGIC Insured, 5.625%, 11/01/26 ...............................................  $     85,000,000  $     85,788,800
    Denton ISD, GO, School Building, PSF Guarantee, 5.00%, 8/15/38 ...........................        15,710,000        16,439,887
    Duncanville ISD, GO, Series B, PSF Guarantee, Pre-Refunded, 5.25%, 2/15/32 ...............         9,850,000        10,603,820
    Forney ISD, GO, School Building, Series A, PSF Guarantee, 6.00%, 8/15/37 .................         2,000,000         2,282,400
    Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
       Projects, Refunding, 5.50%, 9/01/17 ...................................................         3,250,000         3,258,158
    Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
       4/01/32 ...............................................................................         3,000,000         2,814,540
    Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
       Healthcare System, Refunding, Series B, 7.25%, 12/01/35 ...............................        13,500,000        15,313,995
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
       5.125%, 2/15/32 .......................................................................        10,215,000        10,088,743
    Harris County MTA Revenue, Contractual Obligations, Series B, 5.00%, 11/01/33                     10,000,000        10,477,100
    Harris County Revenue, Series C, 5.00%, 8/15/33 ..........................................         6,000,000         6,234,300
    Hays Consolidated ISD, GO, Capital Appreciation, PSF Guarantee, Pre-Refunded, zero cpn.,
          8/15/19 ............................................................................         5,285,000         3,269,354
          8/15/21 ............................................................................         8,420,000         4,596,562
          8/15/22 ............................................................................         8,470,000         4,347,820
    Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
       8/15/21 ...............................................................................         2,500,000         2,653,375
    Houston Airport System Revenue,
          Refunding, second lien, Series A, 5.50%, 7/01/34 ...................................         5,000,000         5,278,450
          Refunding, second lien, Series A, 5.50%, 7/01/39 ...................................         7,000,000         7,351,120
          sub. lien, Series B, FSA Insured, Pre-Refunded, 5.50%, 7/01/30 .....................         2,000,000         2,016,160
    Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project, FGIC
       Insured, Pre-Refunded, 5.125%, 3/01/28 ................................................        15,000,000        16,171,050
    Houston GO, Public Improvement, Refunding, NATL Insured, 5.00%, 3/01/25 ..................         5,000,000         5,215,700
    Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded, 5.25%, 12/01/30 .........................................................        14,000,000        14,375,340
    Keller ISD, GO,
          PSF Guarantee, Pre-Refunded, 5.375%, 8/15/25 .......................................         1,330,000         1,348,913
          School Building, 5.50%, 2/15/35 ....................................................        10,000,000        10,815,800
    Kerrville ISD, GO, PSF Guarantee, Pre-Refunded, 6.00%, 8/15/13 ...........................         1,000,000         1,015,950
    Lower Colorado River Authority Revenue,
          Improvement, Series A, NATL Insured, Pre-Refunded, 5.00%, 5/15/26 ..................           130,000           136,085
          Refunding and Improvement, Series A, NATL Insured, 5.00%, 5/15/26 ..................         1,870,000         1,902,220
    Lower Colorado River Authority Transmission Contract Revenue, LCRA Transmission Services
       Corp. Project, Refunding,
          5.50%, 5/15/36 .....................................................................        15,310,000        16,098,924
          Series B, FSA Insured, 5.00%, 5/15/31 ..............................................        10,000,000        10,224,100
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 5.125%, 11/01/27 .........................................................         1,000,000           972,430
    Lufkin Health Facilities Development Corp. Health System Revenue, Memorial Health System
       of East Texas, Refunding, 6.25%, 2/15/37 ..............................................         5,000,000         5,066,750
    Manor ISD, GO, School Building, PSF Guarantee, 5.00%, 8/01/37 ............................         8,175,000         8,511,973
    Matagorda County Hospital District Revenue, FHA Insured, 5.00%, 2/15/35 ..................        10,000,000         9,929,000
    North Central Texas Health Facility Development Corp. Revenue, Children's Medical Center
       Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 ......................................        19,335,000        19,967,448


                               Annual Report | 47

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%,
       12/15/34 ..............................................................................  $     20,000,000  $     21,175,000
    North Harris County Regional Water Authority Revenue, senior lien,
          5.25%, 12/15/33 ....................................................................        27,000,000        27,694,170
          5.50%, 12/15/38 ....................................................................        25,000,000        25,864,500
    North Texas Tollway Authority Revenue,
          Capital Appreciation, System, first tier, Refunding, Series I, zero cpn. to 1/01/15,
             6.50% thereafter, 1/01/43 .......................................................        25,000,000        19,459,250
          System, first tier, Refunding, Series A, 6.25%, 1/01/39 ............................        12,500,000        13,714,750
          System, first tier, Refunding, Series A, 5.75%, 1/01/40 ............................        35,000,000        36,492,050
          System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 ..........................        15,000,000        16,042,350
          System, second tier, Refunding, Series F, 5.75%, 1/01/38 ...........................        30,000,000        30,971,400
    Northside ISD, GO,
          PSF Guarantee, Pre-Refunded, 5.00%, 2/15/26 ........................................         1,345,000         1,393,743
          Refunding, PSF Guarantee, 5.00%, 2/15/26 ...........................................         1,155,000         1,168,918
    Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded, 5.25%, 4/01/32 ......         3,000,000         3,131,940
    Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 .............         3,745,000         3,740,019
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
       12/01/22 ..............................................................................        15,000,000        15,315,300
    Port Houston Authority Harris County GO, Refunding, Series A, 5.625%, 10/01/38 ...........        14,000,000        14,672,140
    Rio Grande City Consolidated ISD, GO, School Building, PSF Guarantee, 5.00%, 8/15/37 .....        10,510,000        10,974,962
    San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
          5/15/25 ............................................................................         5,000,000         5,215,350
          5/15/28 ............................................................................         5,000,000         5,194,250
    Southmost Regional Water Authority Water Supply Contract Revenue, NATL Insured, 5.00%,
       9/01/25 ...............................................................................         5,000,000         5,081,800
    Tarrant County Health Facilities Development Corp. Health System Revenue, Harris Methodist
       Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ......................................         4,000,000         4,823,680
    Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
       Series C, 5.75%,
          8/15/18 ............................................................................         1,570,000         1,502,113
          8/15/28 ............................................................................         3,900,000         3,263,754
    Texas A&M University Revenue, Financing System, Series D, 5.00%, 5/15/34 .................         5,000,000         5,299,300
    Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
       10/01/20 ..............................................................................           500,000           620,725
    Texas State GO,
          Veterans Housing Assistance, Fund II, Series C, 6.15%, 12/01/28 ....................        10,000,000        10,006,100
          Water Financial Assistance, Refunding, Series C-1, 5.00%, 8/01/34 ..................         7,000,000         7,391,790
    Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%, 4/01/33 ...        10,000,000        10,560,800
    Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital Appreciation,
       AMBAC Insured, zero cpn., 8/15/31 .....................................................        43,500,000        10,948,080
    Texas State University System Financing Revenue, Refunding, FSA Insured, 5.00%,
       3/15/26 ...............................................................................         6,425,000         6,767,709
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
       Refunding and Improvement, Series A, 5.25%, 11/01/32 ..................................         6,250,000         5,835,938
    Wylie ISD, GO,
          PSF Guarantee, Pre-Refunded, 7.00%, 8/15/24 ........................................           660,000           715,189
          Refunding, PSF Guarantee, 7.00%, 8/15/24 ...........................................           340,000           356,422
                                                                                                                  ----------------
                                                                                                                       803,978,468
                                                                                                                  ----------------


                               48 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    UTAH 0.9%
    Intermountain Power Agency Power Supply Revenue, ETM, 6.15%, 7/01/14 .....................  $     15,515,000  $     16,390,046
    South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 ..............         4,770,000         5,062,783
    South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
       8/15/30 ...............................................................................         5,730,000         5,925,450
    St. George Electric Revenue, FSA Insured, 5.00%,
          6/01/33 ............................................................................         5,000,000         5,198,350
          6/01/38 ............................................................................         5,000,000         5,160,650
    Uintah County Municipal Building Authority Lease Revenue, 5.50%, 6/01/37 .................         5,000,000         5,127,450
    Utah Associated Municipal Power Systems Revenue, Central St. George Project, Refunding,
       5.25%, 12/01/27 .......................................................................         9,735,000        10,067,645
    Utah State Transit Authority Sales Tax Revenue, Series A, FSA Insured, 5.00%, 6/15/36 ....        25,000,000        26,274,000
    Utah Transit Authority Sales Tax Revenue, Series A, 5.25%, 6/15/38 .......................        13,185,000        14,109,005
                                                                                                                  ----------------
                                                                                                                        93,315,379
                                                                                                                  ----------------
    VERMONT 0.6%
    Burlington Airport Revenue, Series A, NATL Insured, 5.00%, 7/01/28 .......................         5,780,000         5,546,430
    University of Vermont and State Agricultural College Revenue, Refunding, NATL Insured,
       5.00%, 10/01/30 .......................................................................        12,210,000        12,605,970
    Vermont Educational and Health Buildings Financing Agency Revenue,
       Hospital, Fletcher Allen Health Care Project, Refunding, Series B, FSA Insured, 5.00%,
          12/01/34 ...........................................................................         5,500,000         5,517,930
       Hospital, Fletcher Allen Health Care Project, Series A, 4.75%, 12/01/36 ...............         5,000,000         4,250,850
       Hospital, Fletcher Allen Health Care Project, Series A, AMBAC Insured, 6.125%,
          12/01/27 ...........................................................................        13,000,000        13,091,000
       Middlebury College Project, Refunding, 5.00%, 11/01/38 ................................        20,000,000        21,209,400
                                                                                                                  ----------------
                                                                                                                        62,221,580
                                                                                                                  ----------------
    VIRGINIA 0.3%
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured,
       5.00%, 6/15/30 ........................................................................        12,260,000        12,358,325
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured,
       5.00%, 8/15/31 ........................................................................         2,000,000         1,863,460
    Medical College Hospital Authority Revenue, General Revenue Bonds, NATL Insured,
       5.125%, 7/01/18 .......................................................................         2,000,000         2,007,620
    Norfolk Parking System Revenue, Refunding, Series A, NATL Insured, 5.00%, 2/01/27 ........         5,000,000         4,966,000
       Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1, NATL
       Insured, 5.35%, 7/01/31 ...............................................................        10,000,000        10,063,800
                                                                                                                  ----------------
                                                                                                                        31,259,205
                                                                                                                  ----------------
    WASHINGTON 4.8%
    Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
       Refunding, NATL Insured, 5.20%, 11/01/27 ..............................................           200,000           200,012
    Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue, Series A,
       5.00%, 11/01/34 .......................................................................        11,405,000        11,941,263
    AMBAC Insured, 5.00%, 11/01/30 ...........................................................        20,000,000        20,832,000
    Clark County PUD No. 1 Generating System Revenue, Refunding, FSA Insured, 5.50%,
       1/01/25 ...............................................................................        15,015,000        15,060,796
    Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
          Series A, 5.00%, 7/01/24 ...........................................................        15,255,000        16,459,077
          Series B, FSA Insured, 5.35%, 7/01/18 ..............................................        11,500,000        12,460,940


                               Annual Report | 49

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON (CONTINUED)
    FYI Properties Lease Revenue, Washington State District Project, 5.50%,
          6/01/34 ............................................................................  $      5,000,000  $      5,368,900
          6/01/39 ............................................................................        16,250,000        17,348,987
    Goat Hill Properties Lease Revenue, Government Office Building Project, NATL Insured,
       5.00%, 12/01/33 .......................................................................        18,500,000        18,946,960
    Grant County PUD No. 2 Wanapum Hydro Electric Revenue,
          Refunding, Series D, FSA Insured, 5.20%, 1/01/23 ...................................         6,000,000         6,159,480
          Second Series, Refunding, Series A, NATL Insured, 5.20%, 1/01/23 ...................           250,000           250,748
    King County GO, Limited Tax, Sewer, 5.125%, 1/01/33 ......................................        10,000,000        10,740,000
    King County Public Hospital District No. 1 GO, Series B, 5.25%, 12/01/37 .................         5,000,000         5,199,800
    Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
       12/01/14 ..............................................................................         2,000,000         2,065,120
    Pierce County School District No. 403 Bethel GO, NATL RE, FGIC Insured, Pre-Refunded,
       5.25%, 12/01/22 .......................................................................         5,000,000         5,547,700
    Port Seattle Revenue, Refunding, Series A,
          NATL Insured, 5.00%, 7/01/33 .......................................................        10,000,000        10,118,600
          NATL RE, FGIC Insured, 5.00%, 4/01/31 ..............................................        21,680,000        21,931,271
    Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ...............................        10,000,000        10,187,100
    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .......................           130,000           130,959
    Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ...........................................         5,415,000         5,710,009
    Spokane County School District No. 81 Spokane GO, 5.00%, 12/01/26 ........................        17,000,000        18,607,180
    Twenty-Fifth Avenue Properties Washington Student Housing Revenue, NATL Insured,
          5.125%, 6/01/22 ....................................................................         2,925,000         2,962,996
          5.25%, 6/01/33 .....................................................................         9,770,000         9,796,184
    Washington State GO,
          AMBAC Insured, 5.00%, 1/01/31 ......................................................         7,925,000         8,301,754
          Credit, Series C, FSA Insured, 5.00%, 1/01/30 ......................................        17,435,000        18,412,755
          Motor Vehicle Fuel Tax, Series B, NATL RE, FGIC Insured, 5.00%, 7/01/27 ............        10,000,000        10,529,600
          Series A, NATL RE, FGIC Insured, 5.00%, 7/01/27 ....................................        10,000,000        10,529,600
          Various Purpose, Series A, 5.00%, 7/01/33 ..........................................        44,300,000        46,442,791
          Various Purpose, Series C, 5.00%, 8/01/34 ..........................................        37,660,000        39,708,704
          Various Purpose, Series C, FSA Insured, Pre-Refunded, 5.25%, 1/01/26 ...............        10,120,000        10,445,763
    Washington State Health Care Facilities Authority Revenue,
          Central Washington Health Services, 6.75%, 7/01/29 .................................         5,000,000         5,336,900
          Fred Hutchinson Cancer Center, Refunding, Series A, 6.00%, 1/01/33 .................         7,500,000         7,647,375
          MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39 ................         1,500,000         1,606,680
          MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/34 .....................        17,550,000        17,607,739
          MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/41 .....................         9,170,000         9,097,557
          Providence Health and Services, Refunding, Series A, NATL RE, FGIC Insured, 5.00%,
             10/01/36 ........................................................................         9,750,000         9,834,630
          Providence Health and Services, Refunding, Series C, FSA Insured, 5.25%, 10/01/33 ..        10,000,000        10,356,400
          Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
             10/01/36 ........................................................................           250,000           292,583
          Series C, Radian Insured, 5.50%, 8/15/36 ...........................................        16,000,000        15,459,680
          Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ......................        30,000,000        30,455,700
    Washington State Higher Education Facilities Authority Revenue, Whitworth University
       Project, Refunding,
          5.375%, 10/01/29 ...................................................................         3,000,000         3,034,050
          5.875%, 10/01/34 ...................................................................         6,000,000         6,252,600


                               50 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON (CONTINUED)
    Washington State Public Power Supply System Revenue,
          Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 .........................  $      7,700,000  $      8,566,250
          Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn.,
             7/01/14 .........................................................................        12,450,000        11,150,718
          Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 .....         2,550,000         2,358,266
          Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 .....................         6,400,000         6,152,256
          Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 .....................        11,000,000        10,272,570
                                                                                                                  ----------------
                                                                                                                       527,879,003
                                                                                                                  ----------------
    WEST VIRGINIA 0.5%
    Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Series A,
       5.75%, 7/15/39 ........................................................................         5,500,000         5,892,755
    County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy
       Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ..................................         9,000,000         8,184,690
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 .......................        14,000,000        13,622,700
    West Virginia State GO, Series A, NATL RE, FGIC Insured, 5.20%, 11/01/26 .................        10,000,000        11,129,800
    West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
       AMBAC Insured, 5.00%, 11/01/29 ........................................................         7,500,000         7,638,675
    West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
       NATL RE, FGIC Insured, 5.00%, 10/01/34 ................................................        10,000,000        10,027,000
                                                                                                                  ----------------
                                                                                                                        56,495,620
                                                                                                                  ----------------
    WISCONSIN 0.8%
    Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ...............................         2,200,000         2,207,898
    Monroe RDAR, 6.00%, 2/15/39 ..............................................................        11,790,000        12,005,993
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33 ......        25,290,000        27,990,213
    Wisconsin State Health and Educational Facilities Authority Revenue,
          Marquette University, 5.00%, 10/01/30 ..............................................         2,150,000         2,156,386
          Marquette University, Refunding, 5.00%, 10/01/30 ...................................         6,865,000         6,927,334
          Marquette University, Refunding, 5.00%, 10/01/33 ...................................         1,500,000         1,493,775
          Marquette University, Refunding, Series B2, 5.00%, 10/01/30 ........................         3,470,000         3,480,306
          Marquette University, Series B3, 5.00%, 10/01/33 ...................................         1,750,000         1,735,615
          Ministry Health, FSA Insured, 5.00%, 8/01/31 .......................................         1,500,000         1,506,825
          Ministry Health, FSA Insured, 5.00%, 8/01/34 .......................................         8,000,000         7,954,880
          Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 .....................................        10,000,000         9,650,300
          Thedacare Inc., Series A, 5.50%, 12/15/38 ..........................................         5,000,000         5,177,050
                                                                                                                  ----------------
                                                                                                                        82,286,575
                                                                                                                  ----------------
    U.S. TERRITORIES 2.2%
    PUERTO RICO 2.2%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.375%, 5/15/33 ............................................................        19,460,000        19,531,807
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       Pre-Refunded,
          5.00%, 7/01/36 .....................................................................        62,000,000        72,368,880
          5.50%, 7/01/36 .....................................................................         7,000,000         8,371,790
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series K, 5.00%, 7/01/30 ...................................................        19,190,000        19,205,928
    Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40 ............        15,000,000        15,175,500
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ..           850,000           868,352


                               Annual Report | 51

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.25%, 7/01/27 ................................................  $      3,265,000  $      3,291,218
          Refunding, Series N, 5.00%, 7/01/37 ................................................        20,000,000        18,947,400
          Series D, Pre-Refunded, 5.25%, 7/01/27 .............................................         8,735,000         9,534,427
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
          Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16, 6.75% thereafter,
             8/01/32 .........................................................................        25,000,000        20,103,000
          Capital Appreciation, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33 ....        36,500,000        22,878,565
          first sub., Series A, 5.50%, 8/01/42 ...............................................        30,000,000        31,378,500
                                                                                                                  ----------------
    TOTAL U.S. TERRITORIES ...................................................................                         241,655,367
                                                                                                                  ----------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $10,289,746,669) ................................................................                      10,693,686,228
                                                                                                                  ----------------
    SHORT TERM INVESTMENTS 1.1%
    MUNICIPAL BONDS 1.1%
    CALIFORNIA 0.6%
    California State Revenue, RAN, Sub Series A-1, 3.00%, 5/25/10 ............................        70,000,000        70,095,900
                                                                                                                  ----------------
    COLORADO 0.0%(b)
(c) Pitkin County IDR, Aspen Skiing Co. Project, Refunding, Series A, Daily VRDN and Put,
       0.27%, 4/01/16 ........................................................................         2,900,000         2,900,000
                                                                                                                  ----------------
    FLORIDA 0.1%
(c) Florida State Municipal Power Agency Revenue, All Requirements Power Supply, Refunding,
       Series C, Daily VRDN and Put, 0.26%, 10/01/35 .........................................         2,000,000         2,000,000
(c) Jacksonville Health Facilities Authority Hospital Revenue, Series A, Daily VRDN and Put,
       0.26%, 8/15/33 ........................................................................         5,400,000         5,400,000
                                                                                                                  ----------------
                                                                                                                         7,400,000
                                                                                                                  ----------------
    LOUISIANA 0.0%(b)
(c) Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
       First Stage, ACES, Refunding, Daily VRDN and Put, 0.26%, 9/01/17 ......................           600,000           600,000
                                                                                                                  ----------------
    MASSACHUSETTS 0.2%
(c) Massachusetts State Health and Educational Facilities Authority Revenue, Museum of Fine
       Arts, Series A-1, Daily VRDN and Put, 0.25%, 12/01/37 .................................        19,100,000        19,100,000
                                                                                                                  ----------------
    MINNESOTA 0.0%(b)
(c) Minnesota Agricultural and Economic Development Board Revenue, Health Care Facility,
       Essentia, Refunding, Series C-3, Assured Guaranty, Daily VRDN and Put, 0.31%,
       2/15/32 ...............................................................................         2,400,000         2,400,000
                                                                                                                  ----------------
    MISSOURI 0.0%(b)
(c) Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       St. Louis University, Refunding, Series A-1, Daily VRDN and Put, 0.24%, 10/01/35 ......         4,465,000         4,465,000
                                                                                                                  ----------------
    NEW YORK 0.0%(b)
(c) New York City GO, Series A, Sub Series A-10, Daily VRDN and Put, 0.24%, 8/01/16 ..........         4,400,000         4,400,000
                                                                                                                  ----------------
    OHIO 0.1%
(c) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B, Sub
       Series B-3, Daily VRDN and Put, 0.24%, 1/01/39 ........................................         5,500,000         5,500,000
                                                                                                                  ----------------


                               52 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                PRINCIPAL AMOUNT        VALUE
                                                                                                ----------------  ----------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OREGON 0.0%(b)
(c) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily VRDN and
       Put, 0.27%, 8/15/37 ...................................................................  $      1,600,000  $      1,600,000
                                                                                                                  ----------------
    VIRGINIA 0.1%
(c) Norfolk Redevelopment and Housing Authority Revenue, Old Dominion University Project,
       Refunding, Daily VRDN and Put, 0.27%, 8/01/33 .........................................         7,180,000         7,180,000
                                                                                                                  ----------------
    TOTAL SHORT TERM INVESTMENTS (COST $125,628,162) .........................................                         125,640,900
                                                                                                                  ----------------
    TOTAL INVESTMENTS (COST $10,415,374,831) 98.8% ...........................................                      10,819,327,128
    OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                         126,394,225
                                                                                                                  ----------------
    NET ASSETS 100.0% ........................................................................                    $ 10,945,721,353
                                                                                                                  ================

See Abbreviations on page 64.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b)  Rounds to less than 0.1% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                               Annual Report | 53

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

Assets:
   Investments in securities:
      Cost ................................................................   $10,415,374,831
                                                                              ===============
      Value ...............................................................   $10,819,327,128
   Cash ...................................................................            39,467
   Receivables:
      Capital shares sold .................................................        23,065,875
      Interest ............................................................       163,711,540
   Other assets ...........................................................            23,697
                                                                              ---------------
         Total assets .....................................................    11,006,167,707
                                                                              ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................................        35,050,200
      Capital shares redeemed .............................................        18,931,111
      Affiliates ..........................................................         5,634,663
   Accrued expenses and other liabilities .................................           830,380
                                                                              ---------------
         Total liabilities ................................................        60,446,354
                                                                              ---------------
            Net assets, at value ..........................................   $10,945,721,353
                                                                              ===============
Net assets consist of:
   Paid-in capital ........................................................   $10,600,812,444
   Undistributed net investment income ....................................         6,801,617
   Net unrealized appreciation (depreciation) .............................       403,952,297
   Accumulated net realized gain (loss) ...................................       (65,845,005)
                                                                              ---------------
            Net assets, at value ..........................................   $10,945,721,353
                                                                              ===============
CLASS A:
   Net assets, at value ...................................................   $ 8,768,919,834
                                                                              ===============
   Shares outstanding .....................................................       737,799,771
                                                                              ===============
   Net asset value per share(a) ...........................................   $         11.89
                                                                              ===============
   Maximum offering price per share (net asset value per share / 95.75%) ..   $         12.42
                                                                              ===============
CLASS B:
   Net assets, at value ...................................................   $    78,742,178
                                                                              ===============
   Shares outstanding .....................................................         6,628,443
                                                                              ===============
   Net asset value and maximum offering price per share(a) ................   $         11.88
                                                                              ===============
CLASS C:
   Net assets, at value ...................................................   $ 1,222,492,872
                                                                              ===============
   Shares outstanding .....................................................       102,925,281
                                                                              ===============
   Net asset value and maximum offering price per share(a) ................   $         11.88
                                                                              ===============
ADVISOR CLASS:
   Net assets, at value ...................................................   $   875,566,469
                                                                              ===============
   Shares outstanding .....................................................        73,621,841
                                                                              ===============
   Net asset value and maximum offering price per share ...................   $         11.89
                                                                              ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               54 | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended April 30, 2010

Investment income:
   Interest .............................................................   $  519,370,420
                                                                            --------------
Expenses:
   Management fees (Note 3a) ............................................       46,010,249
   Distribution fees: (Note 3c)
      Class A ...........................................................        7,764,265
      Class B ...........................................................          684,990
      Class C ...........................................................        6,757,025
   Transfer agent fees (Note 3e) ........................................        4,453,398
   Custodian fees .......................................................          146,690
   Reports to shareholders ..............................................          419,208
   Registration and filing fees .........................................          505,280
   Professional fees ....................................................          190,276
   Trustees' fees and expenses ..........................................          157,046
   Other ................................................................          448,518
                                                                            --------------
         Total expenses .................................................       67,536,945
                                                                            --------------
            Net investment income .......................................      451,833,475
                                                                            --------------
Realized and unrealized gains (losses):

   Net realized gain (loss) from investments ............................      (33,650,880)
   Net change in unrealized appreciation (depreciation) on investments ..      605,101,551
                                                                            --------------
Net realized and unrealized gain (loss) .................................      571,450,671
                                                                            --------------
Net increase (decrease) in net assets resulting from operations .........   $1,023,284,146
                                                                            ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED APRIL 30,
                                                                       --------------------------------
                                                                             2010             2009
                                                                       ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................   $   451,833,475   $  379,104,576
      Net realized gain (loss) from investments ....................       (33,650,880)     (19,303,790)
      Net change in unrealized appreciation (depreciation) on
         investments ...............................................       605,101,551     (383,243,520)
                                                                       ---------------   --------------
            Net increase (decrease) in net assets resulting
               from operations .....................................     1,023,284,146      (23,442,734)
                                                                       ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................      (374,034,781)    (327,476,118)
         Class B ...................................................        (4,301,852)      (6,368,496)
         Class C ...................................................       (40,773,300)     (28,395,043)
         Advisor Class .............................................       (31,991,274)     (16,864,421)
                                                                       ---------------   --------------
      Total distributions to shareholders ..........................      (451,101,207)    (379,104,078)
                                                                       ---------------   --------------
      Capital share transactions: (Note 2)
         Class A ...................................................       783,750,561      958,248,590
         Class B ...................................................       (58,840,451)     (37,762,936)
         Class C ...................................................       357,449,883      246,023,972
         Advisor Class .............................................       379,684,921      219,782,991
                                                                       ---------------   --------------
      Total capital share transactions .............................     1,462,044,914    1,386,292,617
                                                                       ---------------   --------------
      Redemption fees ..............................................                --            6,691
                                                                       ---------------   --------------
            Net increase (decrease) in net assets ..................     2,034,227,853      983,752,496
Net assets:
   Beginning of year ...............................................     8,911,493,500    7,927,741,004
                                                                       ---------------   --------------
   End of year .....................................................   $10,945,721,353   $8,911,493,500
                                                                       ===============   ==============
Undistributed net investment income included in net assets:
   End of year .....................................................   $     6,801,617   $    6,423,589
                                                                       ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               58 | Annual Report

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                            YEAR ENDED APRIL 30,
                                      ---------------------------------------------------------------
                                                   2010                             2009
                                      ------------------------------   ------------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
                                      ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ....................    149,422,313   $ 1,733,061,109    183,760,044   $ 2,023,595,648
   Shares issued in reinvestment
      of distributions ............     19,722,539       228,480,392     17,333,298       193,105,436
   Shares redeemed ................   (101,323,294)   (1,177,790,940)  (115,174,267)   (1,258,452,494)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........     67,821,558   $   783,750,561     85,919,075   $   958,248,590
                                      ============   ===============   ============   ===============
CLASS B SHARES:
   Shares sold ....................        355,118   $     4,101,771        932,865   $    10,195,617
   Shares issued in reinvestment
      of distributions ............        252,995         2,921,023        354,263         3,955,745
   Shares redeemed ................     (5,661,845)      (65,863,245)    (4,693,284)      (51,914,298)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........     (5,053,732)  $   (58,840,451)    (3,406,156)  $   (37,762,936)
                                      ============   ===============   ============   ===============


                               Annual Report | 59

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                                          YEAR ENDED APRIL 30,
                                      ---------------------------------------------------------
                                                  2010                          2009
                                      ---------------------------   ---------------------------
                                         SHARES          AMOUNT         SHARES        AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS C SHARES:
   Shares sold ....................    41,855,467   $ 486,721,522    33,971,494   $ 378,760,984
   Shares issued in reinvestment
      of distributions ............     2,386,599      27,681,428     1,647,982      18,319,466
   Shares redeemed ................   (13,473,011)   (156,953,067)  (13,822,196)   (151,056,478)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    30,769,055   $ 357,449,883    21,797,280   $ 246,023,972
                                      ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ....................    52,597,122   $ 611,167,429    30,867,546   $ 343,764,397
   Shares issued in reinvestment
      of distributions ............     2,095,665      24,351,482     1,007,637      11,135,603
   Shares redeemed ................   (21,918,093)   (255,833,990)  (12,422,841)   (135,117,009)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    32,774,694   $ 379,684,921    19,452,342   $ 219,782,991
                                      ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                               60 | Annual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.10%
Class B ...   0.65%
Class C ...   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid
   to unaffiliated broker/dealers ...............   $3,536,255
Contingent deferred sales charges retained ......   $  343,416

E. TRANSFER AGENT FEES

For the year ended April 30, 2010, the Fund paid transfer agent fees of $4,453,398, of which $2,481,203 was retained by Investor Services.


                               Annual Report | 61

Franklin Federal Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2012 ...   $11,276,986
2014 ...     1,937,789
2017 ...    19,058,829
2018 ...     3,803,336
           -----------
           $36,076,940
           ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2010, the Fund deferred realized capital losses of $29,768,066.

The tax character of distributions paid during the years ended April 30, 2010 and 2009, was as follows:

                                   2010           2009
                               ------------   ------------
Distributions paid from -
   tax exempt income .......   $451,101,207   $379,104,078
                               ============   ============

At April 30, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments ..........................   $10,414,162,308
                                                 ===============
Unrealized appreciation ......................   $   497,071,182
Unrealized depreciation ......................       (91,906,362)
                                                 ---------------
Net unrealized appreciation (depreciation) ...   $   405,164,820
                                                 ===============
Undistributed tax exempt income ..............   $     5,362,573
Undistributed ordinary income                            226,518
                                                 ---------------
Distributable earnings .......................   $     5,589,091
                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts, non-deductible expenses and regulatory settlement.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts, bond workout expenditures and defaulted securities.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2010, aggregated $2,336,599,478 and $800,409,246, respectively.


                               62 | Annual Report

Franklin Federal Tax-Free Income Fund

6. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended April 30, 2010, the Fund did not utilize the Global Credit Facility.

7. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At April 30, 2010, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.

8. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.


                               Annual Report | 63

Franklin Federal Tax-Free Income Fund

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ACA       - American Capital Access Holdings Inc.
ACES      - Adjustable Convertible Exempt Security
AMBAC     - American Municipal Bond Assurance Corp.
BHAC      - Berkshire Hathaway Assurance Corp.
CDA       - Community Development Authority/Agency
CIFG      - CDC IXIS Financial Guaranty
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FICO      - Financing Corp.
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assurance Inc.
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority Revenue
HFC       - Housing Finance Corp.
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority Revenue
IDB       - Industrial Development Bond/Board
IDC       - Industrial Development Corp.
IDR       - Industrial Development Revenue
ISD       - Independent School District
MFHR      - Multi-Family Housing Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
NATL      - National Public Financial Guarantee Corp.
NATL RE   - National Public Financial Guarantee Corp. Reinsured
PBA       - Public Building Authority
PCC       - Pollution Control Corp.
PCR       - Pollution Control Revenue
PSF       - Permanent School Fund
PUD       - Public Utility District
RAN       - Revenue Anticipation Note
RDA       - Redevelopment Agency/Authority
RDAR      - Redevelopment Agency Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
UHSD      - Unified/Union High School District
USD       - Unified/Union School District
XLCA      - XL Capital Assurance


                               64 | Annual Report

Franklin Federal Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN FEDERAL TAX-FREE INCOME
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 16, 2010


                               Annual Report | 65

Franklin Federal Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2010. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.


                               66 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
    NAME, YEAR OF BIRTH                          LENGTH OF     FUND COMPLEX OVERSEEN
        AND ADDRESS             POSITION        TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
    -------------------      -------------- ------------------ --------------------- ----------------------------------------------
HARRIS J. ASHTON (1932)      Trustee        Since 1982                   131         Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)              Trustee        Since 2007                   108         ICO Global Communications (Holdings)
One Franklin Parkway                                                                 Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)      Trustee        Since 2005                   131         Hess Corporation (exploration and refining of
One Franklin Parkway                                                                 oil and gas), H.J. Heinz Company (processed
San Mateo, CA 94403-1906                                                             foods and allied products), RTI International
                                                                                     Metals, Inc. (manufacture and distribution of
                                                                                     titanium), Canadian National Railway
                                                                                     (railroad) and White Mountains Insurance
                                                                                     Group, Ltd. (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)     Trustee        Since 1982                   107         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               Annual Report | 67

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
    NAME, YEAR OF BIRTH                          LENGTH OF     FUND COMPLEX OVERSEEN
        AND ADDRESS             POSITION        TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
    -------------------      -------------- ------------------ --------------------- ----------------------------------------------
J. MICHAEL LUTTIG (1954)     Trustee        Since December               131         Boeing Capital Corporation (aircraft
One Franklin Parkway                        2009                                     financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)        Trustee        Since 2007                   131         Hess Corporation (exploration and
One Franklin Parkway                                                                 refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)     Trustee        Since 2007                   139         Cbeyond, Inc. (business
One Franklin Parkway                                                                 communications provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)        Lead           Trustee since                108         None
One Franklin Parkway         Independent    2006 and Lead
San Mateo, CA 94403-1906     Trustee        Independent
                                            Trustee since
                                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
     NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
         AND ADDRESS            POSITION        TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
    -------------------      -------------- ------------------ --------------------- ----------------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee and    Trustee since                131         None
One Franklin Parkway         Chairman of    1982 and
San Mateo, CA 94403-1906     the Board      Chairman of the
                                            Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               68 | Annual Report

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
     NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
         AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
     -------------------     -------------- ------------------ --------------------- ----------------------------------------------
**GREGORY E. JOHNSON (1961)  Trustee        Since 2007                    88         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

SHEILA AMOROSO (1959)        Vice President Since 1999         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

RAFAEL R. COSTAS, JR. (1965) Vice President Since 1999         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)        Chief          Chief Compliance   Not Applicable        Not Applicable
One Franklin Parkway         Compliance     Officer since 2004
San Mateo, CA 94403-1906     Officer and    and Vice
                             Vice President President - AML
                             - AML          Compliance since
                             Compliance     2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)    Chief          Since 2009         Not Applicable        Not Applicable
One Franklin Parkway         Executive
San Mateo, CA 94403-1906     Officer -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)         Treasurer,     Since 2009         Not Applicable        Not Applicable
One Franklin Parkway         Chief
San Mateo, CA 94403-1906     Financial
                             Officer and
                             Chief
                             Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.


                               Annual Report | 69

                                                                      NUMBER OF
                                                                   PORTFOLIOS IN
     NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
         AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
     -------------------     -------------- ------------------ --------------------- ----------------------------------------------
ALIYA S. GORDON (1973)       Vice President Since 2009         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)         Vice President Since 2000         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)        Vice President Since August       Not Applicable        Not Applicable
One Franklin Parkway                        2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY      President and  Since April 2010   Not Applicable        Not Applicable
(1962)                       Chief
One Franklin Parkway         Executive
San Mateo, CA 94403-1906     Officer -
                             Investment
                             Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)    Vice President Since August       Not Applicable        Not Applicable
500 East Broward Blvd.                      2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)     Vice President Since 2006         Not Applicable        Not Applicable
One Franklin Parkway         and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               70 | Annual Report

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
    NAME, YEAR OF BIRTH                          LENGTH OF     FUND COMPLEX OVERSEEN
        AND ADDRESS             POSITION        TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
     -------------------     -------------- ------------------ --------------------- ----------------------------------------------
CRAIG S. TYLE (1960)         Vice President Since 2005         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)          Vice President Since 1999         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson is the father Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 71

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund


                               72 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed investment performance of its Class A shares during 2009 as well as the previous 10 years ended December 31, 2009, in comparison to a performance universe consisting of all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report showed the income performance for the Fund during 2009 and on an annualized basis in each of the previous three-, five- and 10-year periods to be in the highest or second-highest quintile of its Lipper performance universe. The Lipper report showed the Fund's total return during 2009 to be above the median of the Lipper performance universe and to be in the highest or second-highest quintile of such universe in each of the previous three-, five- and 10-year periods on an annualized basis. The Board expressed its satisfaction with such performance.


                               Annual Report | 73

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund to be less than three basis points above its Lipper expense group median, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continually refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet


                               74 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/ dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; 0.44% on the next $2.5 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.36% on assets in excess of $20 billion. The Fund had assets of approximately $10.6 billion at the end of 2009 and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               Annual Report | 75

Franklin Federal Tax-Free Income Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               76 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                One Franklin Parkway
                                                        San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FEDERAL TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

116 A 06/10






      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $101,060 for the fiscal year ended April 30, 2010 and $84,450 for the fiscal year ended April 30, 2009.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $762 for the fiscal year ended April 30, 2010 and $6,000 for the fiscal year ended April 30, 2009. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2010 and $5,910 for the fiscal year ended April 30, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2010 and $278,167 for the fiscal year ended April 30, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $762 for the fiscal year ended April 30, 2010 and $290,077 for the fiscal year ended April 30, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /s/GASTON GARDEY
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      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010